UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Kansas City Southern

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SEC 1913 (04-05)

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Kansas City Southern

Notice of 2018 Annual Meeting of Stockholders

and Proxy Statement

May 17, 2018

YOUR VOTE IS IMPORTANT Please submit your proxy or voting instructions by internet, telephone or mail.
This Notice and Proxy Statement and the 2017 Annual Report were made available to stockholders on or around April 6, 2018.

 KANSAS CITY SOUTHERN

Notice of 2018 Annual Meeting of Stockholders

Thursday, May 17, 2018 3:00 p.m. Central Time	Kansas City Southern Grand Hall 427 W. 12th Street Kansas City, Missouri 64105	Record Date The close of business March 19, 2018

Items of business:

1.	Election of twelve directors;

2.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018;

3.	An advisory vote to approve the 2017 compensation of our named executive officers;

4.	Stockholder proposal, if presented at the Annual Meeting, to allow stockholder action by written consent; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 19, 2018 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for Stockholder Meeting to be held on May 17, 2018. Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent stockholders the Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 17, 2018, with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). The Notice, which was mailed on or around April 6, 2018, also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. The Proxy Statement and our 2017 Annual Report may be accessed at www.edocumentview.com/ksu. As discussed in the Proxy Statement, certain stockholders were sent a full set of printed proxy materials or an email with instructions on how access the proxy materials electronically, based on their previously indicated delivery preferences.

Whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares you may own, we urge you to vote your shares over the Internet, as provided in the Notice and the Proxy Statement. If you already received or if you request proxy materials by mail, you may vote over the Internet or sign, date and mail the proxy card you receive in the envelope provided or vote via the toll-free telephone number set forth herein and on the proxy card. Please also indicate when voting your shares over the Internet or via the toll-free number or on your proxy card whether you plan to attend the Annual Meeting. You may revoke your proxy and vote your shares in person in accordance with the procedures described in the Proxy Statement.

By Order of the Board of Directors,

Adam J. Godderz

Vice President &

Corporate Secretary

Kansas City, Missouri

April 6, 2018

2018 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

 KANSAS CITY SOUTHERN

2018 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

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Proposal and Voting Recommendations

Proposal	Board Recommendation	Page Reference for More Information
1. Election of the following director nominees for a one-year term: Lydia I. Beebe Lu M. Córdova Robert J. Druten, Chairman Terrence P. Dunn Antonio O. Garza, Jr. David Garza-Santos Janet H. Kennedy Mitchell J. Krebs Henry J. Maier Thomas A. McDonnell Patrick J. Ottensmeyer Rodney E. Slater	FOR each nominee	7
2. Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018	FOR	14
3. Advisory vote to approve the 2017 compensation of our named executive officers	FOR	15
4. Stockholder proposal to allow stockholder action by written consent	AGAINST	18

Current Board of Directors
Name	Director Since	Independent	Committee Memberships
Lydia I. Beebe	2017	✓	N
Lu M. Córdova	2010	✓	A,F
Robert J. Druten, Chairman	2004	✓	C,E
Terrence P. Dunn	2007	✓	N
Antonio O. Garza, Jr.	2010	✓	E,N
David Garza-Santos	2016	✓	C
Janet H. Kennedy	2017	✓	C
Mitchell J. Krebs	2017	✓	A,F
Henry J. Maier	2017	✓	C
Thomas A. McDonnell	2003	✓	A,F
Patrick J. Ottensmeyer	2016		E
Rodney E. Slater	2001	✓	N

A-Audit    C-Compensation & Organization    E-Executive    F-Finance    N-Nominating & Corporate Governance

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Questions and Answers about Voting and Annual Meeting

Q:          What is this document?

A:           This document is the Proxy Statement of Kansas City Southern that is being furnished to our stockholders of record on March 19, 2018 (the “Record Date”) in connection with our Board of Directors’ solicitation of proxies for use at the 2018 Annual Meeting of Stockholders and any adjournment thereof (the “Annual Meeting”). We will hold the Annual Meeting at Kansas City Southern, Grand Hall, 427 W. 12th Street, Kansas City, Missouri 64105 on May 17, 2018 at 3:00 p.m. Central Time. Unless otherwise indicated or the context requires, references in this Proxy Statement to “KCS” or the “Company” include Kansas City Southern and its consolidated subsidiaries.

Q:          Why did some stockholders receive a Notice, whereas other stockholders received a full set of printed proxy materials or an email with instructions on how to obtain the materials electronically?

A:          Pursuant to rules promulgated by the SEC, we are making this Proxy Statement and 2017 Annual Report to Stockholders (the “Annual Report”) available to stockholders electronically via the Internet. On or around April 6, 2018, we sent our stockholders of record on the Record Date the Notice, which provides information regarding accessing the proxy materials for the Annual Meeting and voting via the Internet.

Some stockholders have previously requested to receive either a full set of printed proxy materials or an email with instructions on how access the proxy materials electronically. Stockholders that have not submitted a specific delivery preference were sent the Notice. In addition, all participants in the Kansas City Southern 401(k) and Profit Sharing Plan (the “KCS 401(k) Plan”) were sent printed proxy materials.

If you would like to change the way you receive materials in the future, please follow the instructions on the Notice you received.

Q:          Who may attend the Annual Meeting?

A:           Only KCS stockholders or their proxies and guests of KCS may attend the Annual Meeting. Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Corporate Secretary’s Office at our principal executive offices, (888) 800-3690. If written requests are made to the Corporate Secretary’s Office of KCS, they should be mailed to 427 West 12th Street, Kansas City, Missouri 64105. To provide us sufficient time to arrange for reasonable assistance, please submit all requests by May 10, 2018.

Q:          Who may vote at the Annual Meeting?

A:           Only the holders of record of our common stock, par value $0.01 per share (the “Common Stock”), and our 4% Noncumulative Preferred Stock, par value $25.00 per share (the “4% Preferred Stock” and collectively, with the Common Stock, the “Voting Stock”), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. On the Record Date, we had outstanding 242,170 shares of 4% Preferred Stock (excluding 407,566 shares held in treasury) and 102,603,619 shares of Common Stock (excluding 20,748,566 shares held in treasury) for a total of 102,845,789 shares eligible to vote at the Annual Meeting.

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Q:          How many votes does each share of Voting Stock have?

A:          The Voting Stock constitutes our only voting securities and votes together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on each matter.

Q:          What is a registered holder, and how does a registered holder vote?

A:          Registered holders are shareholders who hold their shares directly with the Company and have their names and addresses recorded in the Company’s share registry, which is maintained by our transfer agent, Computershare. Registered holders receive all corporate communications and dividends directly from the Company or Computershare. Registered stockholders can vote by proxy in any of the following three ways, each of which is valid under Delaware law. Stockholders that want to vote via telephone or mail must obtain a full set of printed proxy materials. If you are a registered holder and would like to receive a full printed set of proxy materials, please follow the Instructions on the Notice or contact Computershare at (800) 884-4225.

•	By Internet: Access our Internet voting site at www.envisionreports.com/ksu or scan the QR code on the Notice or your proxy card, if you received a full set of printed proxy materials, with your smartphone and follow the instructions on the screen prior to 1:00 a.m., Eastern Time, on May 17, 2018 (May 14, 2018 for participants in certain employee benefit plans discussed below).

•	By Telephone: After receiving the full set of printed proxy materials, using a touch-tone telephone, call toll-free at 1-800-652-VOTE (8683) and follow the voice instructions, prior to 1:00 a.m., Eastern Time, on May 17, 2018 (May 14, 2018 for participants in certain employee benefit plans discussed below).

•	By Mail: After receiving the full set of printed proxy materials, mark, sign, date, and return the proxy or voting instruction form in the enclosed envelope so it is received before the Annual Meeting (May 14, 2018 for participants in certain employee benefit plans discussed below).

Q:          What is a beneficial owner?

A:           Beneficial owners are stockholders who hold their shares through a brokerage account, bank or other record holder. You also may have heard the term “held in street name” when describing stock ownership. When you buy securities through a brokerage firm, most firms will automatically put your securities into “street name.” This means your brokerage firm will hold your securities in its name or another nominee and not in your name, but your brokerage firm will keep records showing you as the real or “beneficial owner.”

Q:          How do beneficial owners vote?

A:           The Voting Stock is traded on the New York Stock Exchange (the “NYSE”). Under the rules of the NYSE, member stockbrokers who hold shares of Voting Stock in their name for customers are required to obtain directions from their customers on how to vote the shares. NYSE rules permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs brokers of those proposals on which they are entitled to vote the undirected shares.

If you are the beneficial owner of your shares, you should have received a Notice, a full set of printed proxy materials with a voting instruction form, or an email copy of the proxy materials with instructions on how to vote from your broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instruction form provided by your broker or other nominee in order to instruct your broker on how to vote your shares.

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A “broker non-vote” occurs when a broker holding shares of Voting Stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because, in most cases, some of the shares held in the broker’s name have been voted, and, therefore, all of those shares are considered present at the Annual Meeting. A broker may vote without direction only on Proposal 2. A broker non-vote will not be considered present and entitled to vote on non-discretionary items and will have no effect on the vote.

Q:          How do participants in the KCS 401(k) Plan vote?

A:           If you participate in the KCS 401(k) Plan and own shares of Common Stock in your account, you should have received a full set of printed proxy materials, including a voting instruction form to instruct the trustee of the KCS 401(k) Plan how to vote the shares of Common Stock held on your behalf. The trustee is required under the trust agreement to vote the shares in accordance with the instructions given on the voting instruction form. Voting instructions may also be given by Internet or telephone by participants in the KCS 401(k) Plan. The voting instruction form contains the Internet address and toll-free number. If voting instructions are not received from a participant, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instructions were received from plan participants. Voting instructions by Internet or telephone must be given by 1:00 a.m., Eastern Time, on May 14, 2018. Unless you give voting instructions by Internet or telephone, the voting instruction form should be returned in the envelope provided to Proxy Services, c/o Computershare, P.O. Box 30170, College Station, TX 77842-3170. The voting instruction form should not be returned to us. KCS 401(k) Plan participants who wish to revoke their voting instructions must contact the trustee and follow its procedures.

Q:          Are the votes of participants in the KCS 401(k) Plan confidential?

A:           Under the terms of the KCS 401(k) Plan, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants’ free exercise of their voting rights.

Q:          What vote is necessary?

A:           Stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The shares of a stockholder that are present and entitled to vote at the Annual Meeting, either in person or by proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares. Abstentions and broker non-votes (defined below) are counted as present and entitled to vote for purposes of determining a quorum.

We have described the vote necessary for each Proposal in the description for that Proposal.

Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors in advance of the Annual Meeting. In determining whether a majority of shares of Voting Stock present have been affirmatively voted for a particular proposal, except in the election of directors, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. You may abstain from voting on any proposal. Except in the election of directors, abstentions from voting are not considered as votes affirmatively cast and therefore will have the effect of a vote against a proposal. With regard to the election of directors, abstentions will be excluded entirely from the vote and will have no effect.

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Q:          How are your shares voted if you submit a proxy?

A:           If you properly vote via the Internet, or if you received a paper copy of the proxy materials and properly vote via the Internet or telephone or return a properly executed proxy card, you are appointing the Proxy Committee to vote your shares of Voting Stock covered by the proxy. The Proxy Committee is a committee of three directors of KCS, whose names are listed on the screen where you make your voting selections if you vote via the Internet and on the proxy card, and are authorized to vote shares that the stockholder has authorized the Proxy Committee to vote as their proxy.

The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholder(s) authorizing the proxy and voting via the Internet or telephone or executing the proxy card. If a properly authorized or executed and unrevoked proxy does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares as recommended by the Board of Directors for each Proposal and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting.

Q:          Can you revoke your proxy or voting instruction form?

A:           At any time before the polls for the Annual Meeting are closed, if you hold Voting Stock in your name, you may revoke a properly authorized or executed proxy by (a) an Internet vote subsequent to (i) the date of a prior electronic or telephonic vote or (ii) the date shown on the previously executed and delivered proxy, (b) if you have received a full set of printed proxy materials, a telephone vote subsequent to (i) the date of a prior electronic or telephonic vote or (ii) the date shown on the previously executed and delivered proxy, (c) if you have received a full set of printed proxy materials, with a later-dated, properly executed and delivered proxy card, or (d) a written revocation delivered to our Corporate Secretary. If you hold Voting Stock in a brokerage account, you must contact the broker and comply with the broker’s procedures if you want to revoke or change the instructions previously given to the broker. Participants in certain employee benefit plans, as discussed above, must contact the plan trustee and comply with its procedures if they wish to revoke or change their voting instructions. Attendance at the Annual Meeting will not have the effect of revoking your properly executed or authorized proxy unless you deliver a written revocation to our Corporate Secretary before your proxy is voted.

Q:          Who is paying for the Annual Meeting and this proxy solicitation?

A:           Kansas City Southern will pay for the Annual Meeting, including the cost of mailing the Notice, paper copies of our proxy materials as requested by stockholders, and any supplemental materials. Directors, officers and employees of KCS may, either in person, by telephone or otherwise, solicit proxies. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. We have engaged Morrow Sodali, LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist in the solicitation of proxies and provide related informational support, for a service fee and the reimbursement of customary disbursements that are not expected to exceed $25,000 in the aggregate. We will pay these fees and expenses. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our shares for their reasonable expenses in forwarding the Notice, paper copies of our proxy materials as requested by beneficial owners, and other soliciting materials to the beneficial owners.

Q:          What is Householding?

A:           Pursuant to the rules of the SEC, services that deliver our communications to stockholders that hold their stock through a bank, broker or other nominee holder of record may deliver to multiple stockholders sharing the same address a single copy of our Notice, and if requested, Annual Report

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and Proxy Statement. We will promptly deliver upon written or oral request a separate copy of the Notice, Annual Report, and/or Proxy Statement to any stockholder at a shared address to whom a single copy of the documents was delivered. Written requests should be made to Kansas City Southern, 427 West 12th Street, Kansas City, Missouri 64105, Attention: Corporate Secretary, and oral requests may be made by calling our Corporate Secretary’s Office at (888) 800-3690. Any stockholder who wants to receive separate copies of the Notice, Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker or other nominee holder of record.

Q:          Are there any other matters that will be presented at the Annual Meeting?

A:           The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. Our Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice to our Corporate Secretary in the manner described in the “Stockholder Proposals for 2019 Annual Meeting” section of this Proxy Statement. However, if other matters properly come before the meeting, it is intended that the Proxy Committee will vote on them in accordance with their best judgment.

INTERNET AVAILABILITY OF PROXY MATERIALS

The Proxy Statement and Annual Report are available at www.edocumentview.com/ksu.

Stockholders that wish to attend the meeting may obtain directions to the Annual Meeting by sending a written request directed to our Corporate Secretary, 427 West 12th Street, Kansas City, Missouri 64105, or by calling (888) 800-3690.

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Proposals for 2018 Annual Meeting

1. Election of Directors

The Board of Directors of KCS (the “Board”) is currently composed of twelve members. Our directors have a wide array of skills, background, and senior leadership experience, including overseeing companies in regulated industries, both in the U.S. and Mexico, multi-national business operations, and the responsibilities and obligations that result from being a publicly-traded company, all of which are necessary to help guide our Company.

The Board believes these skills and qualifications represent the right blend of experience and knowledge to oversee the execution of the Company’s strategy to consistently be the fastest growing, best-performing, most customer-focused transportation provider in North America.

*  Includes CEOs of divisions of publicly held companies.

The following twelve individuals are being nominated by the Board for election as directors at the Annual Meeting to serve a one-year term. Their biographies are set forth below. Each nominee has indicated they are willing and able to serve as a director if re-elected and have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by the Board in its sole discretion.

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Tenure 0-5 years 6-10 years 11+ years 0 1 2 3 4 5 6 Number of Director Nominees Age Diversity of Board Under 60 60-65 66-70 71+ 0 1 2 3 4 Number of Director Nominees Gender and Ethnic Diversity of Board 6 of 12 Directors are Gender or Ethnically Diverse 50% Diverse Gender Diversity of Board 3 of 12 Directors are Women 25% Gender Diverse Skills and Qualifications Publicly Traded Company 83% CEO Experience* 58% International/Global Expertise 50% Legal/Corporate Governance 33% Government/Regulatory 25% Risk Management 67% Economic/Finance 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90%

 KANSAS CITY SOUTHERN

The biography of each nominee contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years and experiences, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee (the “Nominating Committee”) and the Board to conclude that the person should serve as a director for the Company as of the time that this Proxy Statement was filed with the SEC.

Biographies of Nominees

Age: 65 Director Since: 2017 Committees: • Nominating & Corporate Governance

Lydia I. Beebe

Principal, LIBB Advisors, LLC

Experience: Principal, LIBB Advisors, LLC; Senior Of Counsel, Wilson Sonsini Goodrich & Rosati PC from 2015 to 2017; Chief Corporate Governance Officer and Corporate Secretary, Chevron Corp., from 1995 to 2015

Qualifications: Ms. Beebe currently serves as the Principal of LIBB Advisors, and as co-chair of the Stanford Institutional Investors Forum at Stanford Law School. She formerly served as Senior Of Counsel with the law firm of Wilson Sonsini Goodrich & Rosati, advising clients on a wide range of corporate governance issues. She was the Chief Governance Officer for Chevron Corp. from 1995 to 2015 and served in various other legal roles since 1977. During this time, she gained valuable skills relating to executive leadership at a large publicly-traded company, including corporate governance matters that are important to our stockholders. She has extensive experience in a wide array of legal challenges that face a public company and its board of directors. Ms. Beebe also has expertise with boardroom issues as a director of other public companies. Through LIBB Advisors, she also routinely advises companies on corporate strategy and working with all stakeholders. In addition, she serves as an advisory board member of the Rock Center for Corporate Governance at Stanford University and the Weinberg Center for Corporate Governance at the University of Delaware. Ms. Beebe also served as chairman of the board of the Northern California Chapter of the National Association of Corporate Directors.

Other Current Directorships: Aemetis, Inc.

Past Directorships: HCC Insurance Holdings, Inc.

Age: 63 Director Since: 2010 Committees: • Audit • Finance (Chair)

Lu M. Córdova

President, Techstars Foundation; Chief Executive Officer of Almacen Storage Group

Experience: President, Techstars Foundation since December, 2017; Chief Executive Officer of Corlund Industries, L.L.C. since 2005; General Manager of Almacen Storage-US, LLC since 2007

Qualifications: Ms. Córdova has extensive business leadership and entrepreneurial experience. She has strong management skills from leading business development for companies from start-up phase through high growth into the public market. Her former international executive roles with McGraw-Hill Standard & Poor’s and Excite@Home, along with Chief Executive roles in private corporations, have given her extensive expertise in corporate finance and strategic planning. In addition, Ms. Córdova is a citizen of both the United States and Mexico and has significant cross-border operations experience. Ms. Córdova also has experience in the development of government financial and economic policies from her formal economics education, from ten years with the 10th District Federal Reserve Bank, ultimately as chairman, and from serving on compensation and audit committees.

Past Directorships: 10th District Federal Reserve Bank based in Kansas City; Euronet Worldwide, Inc.

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Age: 70 Director Since: 2004 Committees: • Compensation & Organization (Chair) • Executive (Chair)

Robert J. Druten (Chairman)

Retired Executive Vice President and Chief Financial Officer of Hallmark Cards, Inc.

Experience: Executive Vice President and Chief Financial Officer of Hallmark Cards, Inc. from 1994 to August 2006

Qualifications: Mr. Druten has extensive executive experience in corporate finance and accounting developed during his tenure as a financial manager, and ultimately as Chief Financial Officer of Hallmark Cards, Inc. He has also served on the audit committees of other public companies, which gives him valuable knowledge and perspective. Mr. Druten also has experience in managing capital intensive operations, international operations and strategic planning.

Other Current Directorships: EPR Properties; Alliance Holdings GP, L.P.

Past Directorships: American Italian Pasta Company

Age: 68 Director Since: 2007 Committees: • Nominating & Corporate Governance (Chair)

Terrence P. Dunn

Retired President and Chief Executive Officer, J.E. Dunn Construction Group

Experience: President and Chief Executive Officer of J.E. Dunn Construction Group from 1989 to December 31, 2014

Qualifications: Mr. Dunn was the President and Chief Executive Officer of J.E. Dunn Construction Group, a $3.26 billion (revenue) construction company. Mr. Dunn has extensive executive experience in managing a capital intensive business, corporate finance and accounting and strategic planning. Mr. Dunn also has strong skills in executive compensation matters and business expansion. He also has strong board leadership skills developed as lead director of UMB Financial Corporation and as former chairman of the board of the Federal Reserve Bank of Kansas City.

Other Current Directorships: J.E. Dunn Construction Group; MGP Ingredients, Inc.

Past Directorships: 10th District Federal Reserve Bank based in Kansas City; UMB Financial Corporation

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Age: 58 Director Since: 2010 Committees: • Executive • Nominating & Corporate Governance

Antonio O. Garza, Jr.

Counsel, White & Case, LLP

Experience: Counsel, White & Case, LLP since 2009; United States Ambassador to Mexico from 2002 until January 2009

Qualifications: Mr. Garza brings strong political, diplomatic and international business skills to the Board that he has developed through his experience as the United States’ Ambassador to Mexico from 2002 to 2009, and as an international business consultant and attorney. In addition, he has extensive experience in public policy development, strategic relationships with government officials and government relations experience including prior experience working with the Mexican government, which serves the Board well in its governance and strategic oversight of Kansas City Southern de México, S.A. de C.V. (“KCSM”), a wholly-owned subsidiary of KCS. Mr. Garza also has a solid understanding of KCSM’s operations developed through his service on its board of directors. Mr. Garza also served as Chairman of the Texas Railroad Commission from 1998 to 2002.

Other Current Directorships: MoneyGram International; Trustee, Southern Methodist University; Americas Society/Council of the Americas; American Chamber of Commerce in Mexico

Past Directorships: BBVA Compass and the U.S. holding companies of BBVA; Basic Energy Services

Age: 56 Director Since: 2016 Committees: • Compensation & Organization

David Garza-Santos

Chairman and Chief Executive Officer of Maquinaria Diesel SA de CV (“MADISA”)

Experience: Chairman and Chief Executive Officer of MADISA since 1994

Qualifications: Mr. Garza-Santos is a business and community leader in Monterrey, N.L. Mexico. As Chairman and Chief Executive Officer of MADISA, a national distributor of heavy-duty equipment, Mr. Garza-Santos has experience in all phases of leading a company. Mr. Garza-Santos also sits on the board of directors of Promotora Ambiental, S.A.B. de C.V., a publicly-traded services company based out of Monterrey, Mexico. Mr. Garza-Santos is also a recognized leader in Monterrey, which provides the Company with additional insight and leadership on the business and political environment both regionally in Monterrey as well as nationally across Mexico.

Other Current Directorships: Promotora Ambiental, S.A.B. de C.V.; Grupo Delta; Commercial Essex; Fibra Mty. SAPI de CV

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Age: 57 Director Since: 2017 Committees: • Compensation & Organization

Janet H. Kennedy

Vice President, US Digital Transformation for Microsoft Corp.

Experience: Vice President, US Digital Transformation for Microsoft Corp., since 2018; President and Chief Executive Officer, Microsoft Canada, a wholly-owned subsidiary of Microsoft Corp., from 2013 to 2017; Vice President, U.S. Enterprise for Microsoft Corp. from 2009 to 2013

Qualifications: As Vice President, US Digital Transformation for Microsoft Corp., Ms. Kennedy is responsible for both internal and external digital transformations for Microsoft’s customers and partners. The experience and insights she has from this role provide her with a unique and valuable perspective to help KCS in this new digital age. As the former President of Microsoft Canada, a subsidiary of Microsoft Corporation, one of the leading technology companies in the world, Ms. Kennedy gained valuable executive leadership skills and extensive experience in the compensation, business development and strategy areas. In addition, Ms. Kennedy’s background at Microsoft has given her significant insight and knowledge relevant to cybersecurity issues and technological developments affecting the transportation industry. Prior to her current role, Ms. Kennedy held other leadership positions at Microsoft, which provided experience in sales and marketing of business solutions as the Vice President of Enterprise Customers and expertise in the transportation industry as Director of Transportation, Retail and Hospitality Industry. Ms. Kennedy was active in several industry groups in Canada including the Information Technology Association of Canada, where she served as a director.

Age: 46 Director Since: 2017 Committees: • Audit • Finance

Mitchell J. Krebs

President and Chief Executive Officer of Coeur Mining, Inc.

Experience: President and Chief Executive Officer of Coeur Mining, Inc. since 2011; Senior Vice President and Chief Financial Officer of Coeur Mining, Inc. between 2008 and 2011

Qualifications: Mr. Krebs is the President and Chief Executive Officer of Coeur Mining, Inc. (NYSE: CDE) and also serves on its board of directors. As the leader of a publicly-traded company, Mr. Krebs has direct experience and brings valuable insights into the issues that are important to public company stockholders. Mr. Krebs was Coeur Mining’s Chief Financial Officer for several years, providing additional significant financial expertise to our Board and adding another financial expert capable of chairing our Audit Committee. In addition, Coeur Mining has significant mining operations in both North and South America, including Mexico, giving Mr. Krebs experience that will enhance the Board’s ability to oversee the Company’s execution of its strategy and achievement of its long-range objectives for its Mexican operations. Mr. Krebs also has experience in the corporate finance and asset management areas, providing the Board with additional expertise in managing and strengthening the Company’s financial and capital profile.

Other Current Directorships: Coeur Mining, Inc.

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Age: 64 Director Since: 2017 Committees: • Compensation & Organization

Henry J. Maier

President and Chief Executive Officer, FedEx Ground, a subsidiary of FedEx Corp.

Experience: President and Chief Executive Officer of FedEx Ground, a subsidiary of FedEx Corp., since 2013; Executive Vice President, Strategic Planning, Communications, and Contractor Relations for FedEx Corp. between 2009 and 2013

Qualifications: Mr. Maier is President and Chief Executive Officer of FedEx Ground, a $16.6 billion subsidiary of FedEx Corp. As the leader of FedEx Ground, he has developed a deep and strong skill set relating to strategy development and execution. Prior to assuming his current role in 2013, Mr. Maier held various other senior executive roles in the areas of marketing, communications and strategic planning. Mr. Maier’s executive leadership skills strengthen the Board’s ability to oversee the execution of our Company’s strategy, including fostering a culture that demands performance excellence. Mr. Maier has spent his entire career working in various segments of the transportation industry, giving him tremendous insight into many areas important to the Company.

Age: 72 Director Since: 2003 Committees: • Audit (Chair) • Finance

Thomas A. McDonnell

Retired President and Chief Executive Officer of the Ewing Marion Kauffman Foundation

Experience: President and Chief Executive Officer of the Ewing Marion Kauffman Foundation from January 1, 2013 to December 31, 2014; Chief Executive Officer of DST Systems, Inc. from 1984 until September 2012

Qualifications: Mr. McDonnell is an experienced business leader with the skills necessary to serve as a director of the Company. He served for many years as the Chief Executive Officer of DST Systems, Inc., a publicly-traded company, and has developed strong business leadership skills in this role. Mr. McDonnell has extensive executive experience in corporate finance and accounting, technology, international operations and strategic planning. His service on other boards has provided him with a broad business background and leadership skills that are highly valued by the Company’s Board.

Other Current Directorships: Euronet Worldwide, Inc.; Blue Valley Ban Corp; Cohanzick HyFund Ltd.

Past Directorships: Commerce Bancshares, Inc.; DST Systems, Inc.; Garmin Ltd; Cerner Corporation; BHA Group Holdings, Inc.; Puritan Bennett/Nellcor Puritan Bennett; Computer Sciences Corporation; Innovative Software; Informix

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Age: 61 Director Since: 2016 Committees: • Executive

Patrick J. Ottensmeyer

President and Chief Executive Officer, Kansas City Southern

Experience: Chief Executive Officer of KCS since July 1, 2016; President of KCS since March 1, 2015; Executive Vice President of Sales and Marketing of KCS from October 16, 2008 through March 1, 2016; Chief Executive Officer of The Kansas City Southern Railway Company (“KCSR”), a wholly-owned subsidiary of KCS, since July 1, 2016; President of KCSR since March 1, 2015

Qualifications: Mr. Ottensmeyer has a broad range of experience from the various senior executive positions he has held at KCS over the last ten years. During his time as Executive Vice President Sales and Marketing, he developed a deep understanding of the Company’s strategy as well as its customers and growth opportunities. He also has a very extensive understanding of financial matters, which helped him lead KCS’ finance department during his time as Chief Financial Officer. Mr. Ottensmeyer came to KCS in 2006 with substantial experience in financial matters from serving in various financial leadership roles, including treasurer and chief financial officer positions with his prior employers.

Age: 63 Director Since: 2001 Committees: • Nominating & Corporate Governance

Rodney E. Slater

Partner, Squire Patton Boggs LLP

Experience: Partner, Squire Patton Boggs LLP since 2001; United States Secretary of Transportation from 1997 to January 2001

Qualifications: Mr. Slater brings strong leadership skills to the Board developed through his career as a government leader, which culminated in his service as the United States’ Secretary of Transportation. As Secretary of Transportation, Mr. Slater developed extensive experience in the regulation of transportation, development of public policy and government and international relations, and he serves as a key advisor to the Board on these issues. Through his service on other boards and committees, Mr. Slater also has extensive experience in executive compensation.

Other Current Directorships: Southern Development Bancorporation; TransurbanGroup; Verizon Communications, Inc.; Mitre; Energy Security Partners

Past Directorships: ICx Technologies, Inc.; Delta Airlines; International Battery, Inc.; Northwest Airlines; Parsons Brinkerhoff; WS Atkins plc; Peloton Technology

The Board of Directors recommends a vote FOR the election of these director nominees.

Vote Required for Approval

Pursuant to the Company’s Bylaws, only directors that receive the affirmative vote of a majority of the votes cast for or against such director by the holders of the outstanding shares of Voting Stock entitled to vote for the election of directors will be elected. Any nominee for re-election in an uncontested election who does not receive votes for his or her election equal to a simple majority of the votes cast must submit an offer to resign from the Board. The Board will then consider the resignation offer and may either (i) accept the resignation offer or (ii) reject the resignation offer and seek to address the underlying cause(s) of the “against” votes. The Board is required to make its determination within 90 days following the certification of the stockholder vote and make a public announcement of its decision, including a statement regarding the reasons for its decision if the Board rejects the resignation offer.

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Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on the election of directors unless the beneficial owner has given voting instructions as to each director. This means that if your broker is the record holder of your shares you must give voting instructions to your broker if you want your broker to vote your shares for the election of directors.

2. Ratification of Independent Registered Public Accounting Firm for 2018

The Audit Committee of our Board is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm selected to audit our consolidated financial statements. In fulfilling this responsibility, at least annually, the Audit Committee evaluates the independence, professional qualifications, and performance of the Company’s independent registered public accounting firm and that of the lead engagement partner.

In 2017, the Audit Committee and the Company decided to broaden this annual evaluation and to conduct a competitive process to select an independent registered public accounting firm to provide audit and related services to the Company for the year ending December 31, 2018. KPMG LLP (“KPMG”) continued to serve as our independent registered public accounting firm for the year ended December 31, 2017, having served continuously in that role since 2001. KPMG participated in the competitive evaluation process along with several other international public accounting firms.

In undertaking the selection process, the Audit Committee and the Company established critical evaluation factors, including:

•	The professional qualifications of the firm;

•	The professional qualifications of the proposed lead engagement partner and the primary engagement team that would serve the Company;

•	The capability of the firm to effectively coordinate and execute an audit in both the United States and Mexico;

•	The quality of the firm’s audit process, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on the firm, the firm’s internal quality control process, audit technology, and proposed approach to audit scope and, as applicable, audit transition; and

•	The Company’s ability to achieve a long-term competitive fee structure, taking into account the size and complexity of the Company’s cross-border operations and the resources necessary to execute a quality audit.

To appropriately assess each firm’s qualifications against the established evaluation criteria, the Audit Committee and the Company conducted a comprehensive evaluation process including:

•	Active engagement with each firm through meetings among the proposed engagement team, our Chief Executive Officer, Chief Financial Officer and representatives from our Accounting, Tax, and Internal Audit organizations;

•	The submission of written proposals; and

•	Oral presentations to the Audit Committee and the Company.

At the conclusion of this evaluation process and after careful consideration of each firm’s demonstrated qualifications and performance against the evaluation criteria, on October 4, 2017, the Audit Committee approved the decision to select PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

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The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2017 and 2016 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through October 4, 2017, there were no (i) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through October 4, 2017, neither the Company nor anyone on its behalf consulted PricewaterhouseCoopers regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company filed a Form 8-K with the SEC disclosing this change in its independent registered public accounting firm on October 10, 2017.

Representatives of each of KPMG and PricewaterhouseCoopers are expected to be present at the Annual Meeting and will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions from stockholders.

The members of the Audit Committee and our Board believe that the selection of PricewaterhouseCoopers to serve as our independent registered public accounting firm for the year ending December 31, 2018, is in our best interest and the best interest of our stockholders. We are seeking our stockholders’ ratification of the Audit Committee’s selection of PricewaterhouseCoopers as our independent registered public accounting firm even though we are not legally required to do so. If our stockholders ratify the Audit Committee’s selection, the Audit Committee nonetheless may, in its discretion, retain another independent registered public accounting firm at any time during the year if the Audit Committee feels that such change would be in the best interests of KCS and its stockholders. Alternatively, if this proposal is not approved by stockholders, the Audit Committee may, but is not required to, re-evaluate its decision.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018.

Vote Required for Approval

The affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. Under the rules of the NYSE, brokers may give proxies on Proposal 2 whether or not they receive instructions from the beneficial owners of those shares.

3. Advisory Vote to Approve Executive Compensation

We are asking our stockholders to indicate their support for our executive compensation program as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. We encourage you to read the full proxy statement, including the information provided under the Compensation Discussion and Analysis, when determining how to vote on this proposal.

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At the 2017 Annual Meeting of Stockholders, 62.2% of our stockholders approved our say-on-pay proposal. This approval rate was very similar to the say-on-pay vote at the 2016 Annual Meeting of Stockholders. In response to these levels of approval, during the last two years, the Company conducted an extensive stockholder outreach program, which included:

•	A governance roadshow in the Fall of 2016, where our Chairman, Chief Executive Officer and other executives met with 12 of our largest stockholders to discuss recent developments, including the say-on-pay voting results at the 2016 Annual Meeting.

•	In connection with the 2017 Annual Meeting, we provided additional proxy disclosure and called 37 of our largest stockholders, including all 20 of our largest stockholders, to discuss the say-on-pay proposal to be voted on at the 2017 Annual Meeting.

•	In May 2017, our Chairman sent a letter to 14 of our largest stockholders, offering them an opportunity to discuss their views of the Company, the addition of four new directors to our Board, and our executive compensation programs, among other things.

•	In August 2017, our Chairman again sent letters to 23 of our largest stockholders, providing information and again offering an opportunity to meet with him either in person or via teleconference to discuss any issues that were important to them, including executive compensation. We followed up with phone calls to most of these stockholders to determine if they wanted to meet with our Chairman.

•	We also conducted a sustainability stakeholder engagement survey with our 20 largest stockholders in 2017.

•	In the last six months of 2017, our Chairman, Chief Executive Officer and other Company executives went on a governance outreach tour and met with 5 of our 10 largest stockholders to discuss the recent additions to our Board as well as the say-on-pay voting results at the 2017 Annual Meeting. These stockholders collectively owned approximately 25% of the Company’s shares outstanding as of December 31, 2017.

This outreach was primarily meant to discuss:

•	the Board’s executive compensation philosophy and the basis for the Compensation Committee’s decisions regarding plan structure, as well as to solicit investor feedback, including the concerns that resulted in the lower approval say-on-pay votes received in 2016 and 2017;

•	corporate governance developments and changes made by the Company; and

•	director succession and refreshment, including the recent additions to the Board.

Several large stockholders agreed to meet with the Company and discuss their views on the Company’s executive compensation. Many, however, declined our offer. With respect to our executive compensation, the Company received favorable comments during these meetings on the fundamental design of the Company’s compensation programs. The primary concerns the Company heard with respect to executive compensation related to the one-time stock award granted to the Company’s former chief executive officer, Mr. David Starling. The Company also received additional feedback on our executive compensation practices, and we have taken action on a number of issues discussed during these conversations, including:

1.	Enhance Proxy Disclosure on Compensation Decisions.

Action Taken: We have increased the disclosure around executive compensation decisions. This year’s proxy statement includes additional information that details both (i) the decisions made by the Compensation Committee regarding executive compensation, and (ii) the rationale for why such decisions were made. We also enhanced our discussion of our stockholder outreach process that drove certain compensation decisions.

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2.	Explain how executive compensation is aligned and supports the Company’s strategy.

Action Taken: This year’s proxy statement includes disclosure on page 34 that sets forth the Company’s strategy and how the compensation programs align with this strategy.

3.	2017 compensation programs should not contain any supplemental or one-time awards.

Action Taken: As noted in the following bullet points, the 2017 compensation programs are substantially similar to 2014 programs (which were approved by 97% of our stockholders) and do not contain any supplemental or one-time awards:

•  Target compensation levels were set using the 50th percentile of the peer group as a guideline;

•  Majority of NEO’s target compensation is performance-based;

•  Our long-term incentive program is comprised of performance shares, restricted stock, and stock options, which is the same structure used since 2012; and

•  No supplemental or one-time awards were granted.

4.	Relative performance measures should be included as part of performance metrics.

Action Taken: Starting in 2016, the Company added a relative performance metric to its long-term incentive plan. This additional metric is employed as a modifier and is based on the Company’s revenue growth as compared to the other Class I railroads. The relative revenue metric can either increase or decrease the number of performance shares that are ultimately paid out at the end of the three-year performance period.

5.	Reduce overlap of operating ratio in both short- and long-term incentives.

Action Taken: In 2016, the Company reduced the weighting of operating ratio in its short-term incentive plan from 100% to 75%. In 2018, the Company again adjusted this weighting and operating ratio now accounts for only 50% of the overall payout in the 2018 short-term incentive plan. Under the Company’s 2017 and 2018 long-term incentive plans, operating ratio accounts for only 12.5% of the overall long-term incentive awards, which the Company believes is a sufficiently modest amount that provides for a balanced approach with the other performance metrics in the long-term incentive plan.

6.	Operating cash flow is an increasingly important issue to our stockholders.

Action Taken: In 2017, and again in 2018, the Company added an operating cash flow metric to its short-term incentive plan, which focuses management on the generation of operating cash flow.

We believe that our compensation structure allows us to attract and retain quality executives and encourages our executives to continually improve the operations and performance of the Company in order to maximize the value of our cross-border rail network on behalf of our stockholders. We believe our compensation programs also follow best corporate practices, including:

•	A large percentage of the compensation of each Named Executive Officer (as defined on page 37) is composed of long-term incentive awards. These long-term incentive awards are solely in the form of equity awards, which aligns with the interests of our stockholders.

•	The majority of each Named Executive Officer’s compensation is performance based, which encourages each Named Executive Officer to take steps to achieve the Company’s long-term goals. The goals established by the Compensation Committee are also aligned with the Company’s strategy and creation of stockholder value.

•	In addition to other factors, we use the market median of our peer group as a guideline when setting the target total direct compensation for each Named Executive Officer in order to ensure that we can appropriately and equitably compensate our Named Executive Officers in a highly competitive market for talent among our industry peers.

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In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related rules of the SEC, our stockholders have the opportunity to cast an advisory say-on-pay vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution:

RESOLVED, that the stockholders of the Company, approve, on an advisory basis, the 2017 compensation of the Named Executive Officers as discussed and disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.

The say-on-pay vote is advisory, and therefore, not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

In addition, consistent with the voting results at the 2017 Annual Meeting of Stockholders at which 84.1% of our stockholders voted to have advisory votes to approve executive compensation once every year as opposed to once every two or three years, the Company decided to conduct advisory votes on our Named Executive Officers’ compensation annually until the next required advisory vote on the frequency of the advisory vote on the Company’s executive compensation in 2023.

The Board of Directors recommends a vote FOR the approval of the resolution.

Vote Required for Approval

The affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy is required to approve the resolution. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on this matter.

4. Stockholder Proposal to Allow Stockholder Action by Written Consent

Mr. James McRitchie and Ms. Myra K. Young, 9295 Yorkship Court, Elk Grove, CA 95758, who represent that they hold the required value of our common stock, have submitted the following proposal for consideration at the Annual Meeting.

Resolved, Kansas City Southern (KSU) shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

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Supporting Statement: Shareholder rights to act by written consent and to call a special meeting are two complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. This is important because there could be 15-months between annual meetings.

A shareholder right to act by written consent is one method to equalize our restricted provisions for shareholders to call a special meeting. For instance it takes 25% of shareholders at our company to call a special meeting when many companies allow 10% of shareholders to do so.

This proposal topic won majority shareholder support at 13 major companies in a single year. This included 67% support at both Allstate and Sprint. Last year the topic won majority votes at Western Union, Ryder System, and BorgWarner Inc.

Given our company’s underperformance relative to the Nasdaq for many years, we believe it is time for this good governance reform. Hundreds of major companies enable shareholders to act by written consent, including 64% of the S&P 500 and 55% of the S&P 1500.

Increase Shareholder Value

Vote for Right to Act by Written Consent — Proposal 4

Board of Directors Statement in Opposition to Proposal 4

The Board of Directors has carefully considered this proposal and does not believe that it is in the best interests of the Company and its stockholders. The Board of Directors therefore recommends a vote AGAINST this Proposal 4.

The proposal is unnecessary given that our stockholders already have the right to call special meetings. As the proponent acknowledges, our stockholders already have the ability to “bring an important matter to the attention of both management and shareholders outside the annual meeting cycle.” Our bylaws were amended in 2014 to allow stockholders holding 25% or more of our outstanding common stock to call a special meeting to propose, debate and vote on matters outside the annual meeting cycle. Our 25% threshold for calling a special meeting is the most common threshold among S&P 500 companies that provide their stockholders with that right, and this threshold is half of what would be necessary for stockholders to act by written consent under this proposal. Therefore, any coalition of stockholders proposing to act by written consent could call a special meeting. This right to call a special meeting, along with our established stockholder communication and engagement practices, provides stockholders with opportunities to raise important matters and propose actions for stockholder consideration outside the annual meeting process.

Stockholder meetings offer important protections and advantages that are absent from the written consent process under this proposal. The protections and advantages of stockholder meetings include:

•	The meeting and the stockholder vote take place in a transparent manner on a specified date that is publicly announced well in advance, giving all interested stockholders a chance to express their views and cast their votes.

•	The meeting provides stockholders with a forum for open discussion and consideration of the proposed stockholder action.

•	Accurate and complete information about the proposed stockholder action is widely distributed in a proxy statement before the meeting, which promotes a well-informed discussion and consideration of the merits of the proposed action.

•	The Board is able to analyze and provide a recommendation with respect to actions proposed to be taken at a stockholder meeting.

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If implemented, this proposal would disenfranchise stockholders who do not have the opportunity to participate in the process. Adoption of this proposal would make it possible for the holders of a bare majority of shares of the Company’s common stock to take significant corporate actions without the participation of the other stockholders. This approach would effectively disenfranchise all of those stockholders who do not have (or are not given) the opportunity to participate in the written consent.

We have an established record of best governance practices and strong support from our stockholders. Our commitment to corporate governance best practices is well established and discussed throughout this proxy statement. See, for example, “Corporate Governance — Governance Highlights” below on page 24. In addition to having robust Board evaluation, nomination and election processes and adopting our proxy access bylaw in 2016, in recent years we have also declassified our board, adopted majority voting and, as discussed above, provided stockholders the opportunity to call special meetings. Our stockholders have expressed continued confidence in our Board through support for each of our director nominees in excess of 95% at each annual meeting in the last five years. We also have a strong stockholder engagement program that enables the Board and management team to benefit from the perspectives of stockholders and enables stockholders to engage in two-way dialogue with us. We believe that the strength of our Board and our corporate governance practices promote accountability and allow stockholders to have confidence that the Board and management team will act in the stockholders’ best interests.

For the reasons stated above, our Board believes that the right to act by written consent is neither necessary nor in the interests of the Company and its stockholders.

The Board of Directors recommends a vote AGAINST this proposal

Vote Required for Approval

The affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy is required to approve this proposal. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on this proposal unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 4 if you want your broker to vote your shares on this matter. Stockholders should be aware that this stockholder proposal is simply a request that the Board of Directors take the action stated in the proposal. Approval of this proposal may not result in the requested action being taken by the Board of Directors, and therefore, its approval would not effectuate the actions requested by the proposal. The Board of Directors and Nominating Committee will review the results and, consistent with our record of stockholder engagement, take them into account in making corporate governance decisions.

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Company Information

The Board of Directors

The Board met five times in 2017. The Board meets regularly to review significant developments affecting KCS and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself. In addition, it has requested that the Chief Executive Officer refer certain matters to it. During 2017, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board called and held during the period for which they served as a director and (2) the total number of meetings held by all committees of the Board on which they served that were called and held during the period for which they served as a director.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation and Organization Committee (the “Compensation Committee”), a Nominating and Corporate Governance Committee (the “Nominating Committee”), a Finance Committee and an Executive Committee. Committee members are elected by the Board at the Board’s annual meeting immediately following our Annual Meeting of Stockholders. The Board of Directors has adopted written charters for the Audit, Compensation, Nominating and Finance Committees detailing all of their responsibilities, copies of which are available in the “Corporate Governance — Governance Documents” section under the “Investors” tab of our website at www.kcsouthern.com.

Audit Committee

The Audit Committee consists of three Directors elected by the Board, taking into consideration the recommendations of the Nominating Committee, to serve one-year terms. All members of the Audit Committee are independent (as defined in the NYSE’s listing standards) and meet the additional independence standards in Rule 10A-3 under the Exchange Act. The Company does not limit the number of public company audit committees on which the members of our Audit Committee may serve. However, for any director to simultaneously serve on our Audit Committee and the audit committees of more than two other public companies, the Board must affirmatively determine that such simultaneous service will not impair the director’s ability to effectively serve on our Audit Committee.

The Board has determined that two of the Audit Committee members, Mr. McDonnell and Mr. Krebs, are “audit committee financial experts” as that term is defined in applicable securities regulations. The Board made this determination for Mr. McDonnell based upon his prior experience as the Chief Executive Officer of DST Systems, Inc., his accounting and financial education, his experience actively supervising others performing accounting or auditing functions, and his past and current memberships on audit committees of other public companies. The Board made this determination for Mr. Krebs based on his current position as President and Chief Executive Officer of Coeur Mining, Inc., his previous position as Chief Financial Officer of Coeur Mining, Inc., and his experience in the corporate finance and asset management areas.

Committee Members: McDonnell (Chair) Córdova Krebs Number of Meetings in 2017: 6

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The Audit Committee is responsible for monitoring the quality and integrity of the Company’s financial reporting process, financial statements, and systems of internal accounting controls. In fulfilling this responsibility, the Audit Committee regularly meets with management and with the Company’s independent registered public accounting firm to review the Company’s annual audited financial statements, quarterly financial statements, reports on the effectiveness of internal control over financial reporting, and other information included in SEC filings. The Audit Committee, or the Chair of the Audit Committee as authorized in the Audit Committee charter, also meets with management to review and discuss quarterly earnings press releases and other financial information provided to investors and analysts.

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm selected to audit our consolidated financial statements. In fulfilling this responsibility, at least annually, the Audit Committee evaluates the independence, professional qualifications, and performance of the Company’s independent registered public accounting firm and that of the lead engagement partner.

The Audit Committee is also responsible for reviewing areas of potential significant financial risk to the Company and oversees the Company’s enterprise risk management program. In fulfilling these responsibilities, the Audit Committee meets with management to review and discuss risk assessment and risk management policies, including the Company’s significant risk exposures and steps taken by management to monitor and mitigate such exposures.

Compensation Committee

The Compensation Committee consists of four Directors elected by the Board, taking into consideration the recommendations of the Nominating Committee, to serve one-year terms. Each member of the Compensation Committee is independent (as defined in the NYSE’s listing standards), is considered an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and is considered a non-employee director for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee is responsible for establishing, communicating to management and the Board and periodically updating the Company’s compensation philosophy, objectives, policies, strategies and programs, with the objective of ensuring they provide appropriate motivation for corporate performance and increased stockholder value. The Compensation Committee is solely responsible for reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer (“CEO”),

Committee Members: Druten (Chair) Garza-Santos, D. Kennedy Maier Number of Meetings in 2017: 5

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evaluating and reviewing with our CEO his performance in light of those goals and objectives and setting our CEO’s compensation level based on that evaluation. In addition, the Compensation Committee reviews and approves the compensation of other members of senior management of KCS based on recommendations from the CEO and an independent compensation consultant. For compensation decisions in 2017, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian” or the “Compensation Consultant”) as its independent compensation consultant. Meridian provided advice on executive and director compensation programs, market pay analyses, peer groups and review of the Compensation Discussion and Analysis. Meridian also provided other services at the request of management, the fees for which were immaterial. The Compensation Committee reviewed the nature of its relationship with Meridian and determined there were no conflicts of interest with respect to its independence. The Compensation Committee annually reviews and assesses the risks associated with the Company’s compensation practices, policies and programs applicable to employees to determine whether the risks arising from such practices, policies and programs are appropriate or reasonably likely to have a material adverse effect on the Company. See Compensation Discussion and Analysis for additional information on Meridian.

Compensation Committee Interlocks and Insider Participation.

During 2017:

•  no member of the Compensation Committee was an officer or employee of KCS or was formerly an officer of KCS;

•  no member of the Compensation Committee had any material relationship with KCS other than service on the Board and Board committees and the receipt of compensation for that service;

•  no executive officer of KCS served as a director or as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; and

•  no executive officer of KCS served as a member of the compensation committee (or other board committee performing equivalent functions or, if the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of KCS.

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Nominating Committee

The Nominating Committee consists of four Directors elected by the Board, taking into consideration the recommendations of the Nominating Committee, to serve one-year terms. Each member of the Nominating Committee is independent (as defined in the NYSE’s listing standards). The Nominating Committee recommends to the Board of Directors suitable nominees for election to the Board or to fill newly created directorships or vacancies on the Board. In addition, the Nominating Committee is responsible for (i) reviewing Company governance policies and procedures and developing and recommending to the Board changes and additions to such governance policies and procedures; (ii) establishing and maintaining procedures for evaluation of Board and management performance; (iii) periodically evaluating the performance of the Board and its committees; and (iv) reviewing stockholder proposals and recommending to the Board responses to such proposals.

Committee Members: Dunn (Chair) Beebe Garza, A. Slater Number of Meetings in 2017: 3

Finance Committee

The Finance Committee consists of three Directors elected by the Board, taking into consideration the recommendations of the Nominating Committee, to serve one-year terms. The Finance Committee is responsible for reviewing and approving financing transactions exceeding $50 million, but not exceeding $500 million. The Finance Committee also reviews management’s financing plans and reports and makes recommendations to the Board with respect to matters affecting our financing plan and capital structure, and monitors the Company’s risk management practices relating to foreign exchange and interest rates.

Committee Members: Córdova (Chair) Krebs McDonnell Number of Meetings in 2017: 3

Executive Committee

The Executive Committee consists of the Company’s Chief Executive Officer, the Chair of the Board, and one other Director elected by the Board, taking into consideration the recommendations of the Nominating Committee, to serve a one-year term. When the Board is not in session, the Executive Committee has all the powers of the Board in all cases in which specific directions have not been given by the Board.

Committee Members: Druten (Chair) Garza, A. Ottensmeyer Number of Meetings in 2017: 1

Corporate Governance

Governance Highlights

Our corporate governance profile includes what we believe are all of the most important best practices:

•	We conduct annual director elections;

•	We have a separate Board Chair and CEO structure with an independent Board Chair;

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•	We adopted proxy access on best governance terms;

•	We have no super-majority voting provisions with respect to our Common Stock;

•	We have a majority voting standard for Board elections;

•	We allow stockholders to call special meetings;

•	We prohibit the nomination of former Company CEOs to serve on the Board;

•	We have a stockholder engagement program to obtain your input;

•	We make our corporate governance guidelines (“Guidelines”) and code of business conduct and ethics publicly available;

•	We began publishing a sustainability report, which can be found on our website;

•	We enhanced our policies related to political contributions made by our Company, including the reporting of all political contributions to our Chairman of the Board and the Executive Committee and the disclosure of political contributions on our website;

•	We enable stockholders, employees, customers, suppliers and community members to alert us confidentially and anonymously by reporting suspected or actual violations of the law or corporate policy;

And, most importantly:

•	Our Board of Directors regularly reviews evolving corporate governance developments and updates our committee charters, Guidelines, policies and practices, as appropriate.

The Board believes good corporate governance is a critical component of all successful companies. As part of the director evaluation process as described on page 28, the Board successfully sought out and recruited Lydia I. Beebe to join our board in 2017. Among the other valuable skills that she adds to our Board, Ms. Beebe is a renowned expert in corporate governance matters, including serving as an advisory board member of the Rock Center for Corporate Governance at Stanford University and the Weinberg Center for Corporate Governance at the University of Delaware.

Stockholder outreach is an essential component of our commitment to good corporate governance. We engage in conversations with our investors to gain insight and their feedback on topics such as governance trends, our executive compensation plans, board composition and refreshment, sustainability reporting and KCS’ vision and strategy. Our Board routinely discusses with the Company’s executives and investor relations team the feedback and input of our stockholders. The Board is currently working on a formal stockholder engagement policy is intended to enhance opportunities to visit with our Chairman, provide additional communications from our Board and conduct surveys to determine how stockholders view our Company.

As noted on page 16, we have conducted an extensive outreach to our largest stockholders over the last two years, which demonstrates the importance that we place on stockholder engagement and feedback. When we had the opportunity to meet with our stockholders, we conducted these meetings both in person and via teleconference throughout the year. Our Chairman of the Board participated in many of these meetings, along with members of executive management. We value the feedback that we received from our investors, and we have taken action on a number of corporate governance issues discussed during these conversations including:

1.	Continue to refresh the Board of Directors, and focus on increasing diversity.

Action taken: The Company added four new directors in 2017, two of whom are women, and all of whom have skill sets that are additive to the Board and relevant to the Company’s long-term business strategy. The Company’s Board is now 25% female, and 50% gender or ethnically diverse.

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2.	Provide information with respect to how the directors’ skills enhance the Board’s ability to provide oversight.

Action taken: This year’s proxy statement contains additional information on the most important skills and qualifications of our directors, and how those align with overseeing the Company and execution of its strategy.

3.	Enhance sustainability reporting.

Action taken: We believe improved reporting on the topic of sustainability is important to our stockholders. Therefore, starting in 2017, the Company’s emissions data are available through the Carbon Disclosure Project, which works with thousands of global companies and institutional investors, and has the world’s largest repository of self-reported corporate environmental data. We also began disclosing information regarding our greenhouse gas emissions, and other corporate environmental initiatives, as part of our annual Sustainability Report, which can be found on our website. Finally, our annual Sustainability Report now incorporates the latest Global Reporting Initiative (GRI) standards, as issued by the Global Sustainability Standards Board.

4.	Share the Company vision and strategy with stockholders and other key constituent groups.

Action taken: Our Company’s vision and strategy can be found on our website and under “Compensation Discussion and Analysis” on page 34. Over the past year, we have communicated our vision and strategy statement with our Board and all of our employees via our Company newsletter, town hall style meetings, and direct mailings to their homes and/or work locations. Additionally, this vision, along with our strategy is routinely shared with stockholders, colleagues, customers, vendors and the communities we serve.

Corporate Governance Guidelines

The Corporate Governance Guidelines of Kansas City Southern (the “Guidelines”) are available for review in the “Corporate Governance — Governance Documents” section under the “Investors” tab of our website at www.kcsouthern.com. In addition, this section of our website makes available all of our corporate governance materials, including our Bylaws (the “Bylaws”), board committee charters, code of business conduct and ethics and our anti-harassment and equal employment opportunity policies. Our Board of Directors regularly reviews corporate governance developments and modifies the Guidelines, committee charters and key practices as it believes warranted.

The “Investors” section of our website also includes a copy of the brochure for our United States Speak Up! line in portable document format (i.e., PDF), which may be accessed by selecting “Speak Up! Report Line” from the available options under “Corporate Governance — Governance Documents.” Our United States Speak Up! line is a means for employees, customers, suppliers, stockholders and other interested parties to submit confidential and anonymous reports of suspected or actual actions they believe may violate our corporate policies or the law. Our United States Speak Up! line is operated by an independent outside vendor 24 hours a day, seven days a week. Any employee, stockholder or other interested party can call the following toll-free (within the United States) number to submit a report:

1-800-727-2615

We have a similar hotline in Mexico, the KCSM Linea de Denuncias, to receive confidential and anonymous reports of suspected or actual actions that the reporting party believes may violate our corporate policies or the law. The KCSM hotline is also operated by an independent outside vendor 24 hours a day, seven days a week. Any employee, stockholder or other interested party can call the following toll-free number to submit a report:

01-800-436-0158

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Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics is applicable to all directors, officers and employees of KCS and its subsidiaries and embodies our principles and practices relating to the ethical conduct of our business and our commitment to honesty, fair dealing and compliance with applicable laws and regulations. Our Code of Business Conduct and Ethics is available in the “Corporate Governance — Governance Documents” section under the “Investors” tab of our website at www.kcsouthern.com and in print to any stockholder who requests it. Any waiver or amendments to our Code of Business Conduct and Ethics are also made available on our website.

Policy on Director Attendance at Annual Stockholder Meetings

Our directors are encouraged to attend the annual stockholder meetings. All directors serving at the time of the 2017 annual stockholder meeting attended that meeting.

Director Qualifications, Qualities and Skills

The Guidelines establish certain qualifications, qualities and skills that directors and nominees must meet to be eligible to serve on our Board of Directors. Under the Guidelines, directors and nominees must be committed to representing the long-term interests of our stockholders and meet, at a minimum, the following qualifications:

•	High personal and professional ethics, integrity and values;

•	Independence, in accordance with the requirements of the NYSE, unless their lack of independence would not prevent two-thirds of the Board from meeting such requirements;

•	No current service on boards of companies that, in the judgment of the Nominating Committee, are in competition with, or opposed to the best interests of, the Company;

•	Below the age of 75 years as of the date of the meeting at which his or her election would occur; and

•	Has not previously served as the Company’s Chief Executive Officer.

Additionally, it is considered desirable that directors and nominees possess the following qualities and skills:

•	Significant experience at policy making levels in business, government or education;

•	Significant experience or relationships in, or knowledge about, geographic markets served by us or industries that are relevant to our business; and

•	Willingness to devote sufficient time to carrying out their duties and responsibilities effectively, including service on appropriate committees of the Board.

Under the Guidelines, to identify director-nominee candidates with these qualities and skills, the Nominating Committee may in its discretion utilize the resources and relationships of its members, Company stockholders and executive recruiting or search firms to identify director-nominee candidates. The Nominating Committee generally will consider director nominees recommended by stockholders. Nominees recommended by stockholders in compliance with our Bylaws will be evaluated on the same basis as other nominees considered by the Nominating Committee. Stockholders should see the “Stockholder Proposals for 2019 Annual Meeting” section of this Proxy Statement for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of our stockholders.

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Director Independence

The Guidelines require that a majority of the Board of Directors must be independent, as determined affirmatively by the Board in accordance with the listing standards of the NYSE, although our goal is to have two-thirds of the members of the Board meet these requirements. We refer to directors who meet the NYSE independence standards as “Independent Directors”. All of our directors (other than Mr. Ottensmeyer, our Company’s President and Chief Executive Officer) are Independent Directors. Our Board has affirmatively determined that each Independent Director has no material relationship with the Company and is independent in accordance with applicable NYSE listing standards. These standards assist the Board in determining that a director or nominee has no material relationship with KCS, either directly or as a partner, stockholder or officer of an organization that has a relationship with KCS.

The Board holds regular executive sessions of the Independent Directors. All Board committees, other than the Executive Committee, are comprised of only Independent Directors. Thus, the Independent Directors directly oversee critical matters such as the compensation of executive management, the selection and evaluation of Board nominees, the integrity of the Company’s financial statements and the development of corporate governance programs of the Company.

Board Leadership Structure

The Board regularly considers the appropriate leadership structure for the Company. Our Bylaws and our Guidelines require that the position of Chair of the Board be filled by an Independent Director, which effectively requires separation of the positions of Chief Executive Officer and Chair of the Board. The Board believes this structure ensures appropriate oversight by the Independent Directors. Meetings of the Independent Directors will be presided over by the Chair (currently Mr. Druten) since he or she will also be an Independent Director.

Board Evaluation

The Board annually assesses and evaluates the effectiveness of the Board. The table below describes this process.

Survey Used to Request Feedback

•  Evaluation survey sent to all directors and each member of the Audit, Nominating and Compensation committees

•  Topics included are Board/committee composition, skill set, background, diversity and effectiveness, among others.

One-on-One Director Interviews

•  One-on-one discussions with each director to solicit additional feedback and deeper insights into the Board, committee and director performance

•  The goal of the interview is to obtain comments and suggestions for ways to improve the effectiveness of the Board, its committees and directors themselves

Summary of Director Assessments

•  Comments from survey and interviews are shared with the Board Chair, Nominating Chair and chairs of other committees

•  The full Board and committees are briefed on comments and suggestions in executive session

Feedback and Action Items

•  After the Board and committee discussions, the Chairman provides feedback to management on suggestions for improving the effectiveness of the Board, including materials and meeting details

•  The Board also evaluates and makes any necessary changes to its board practices and governance policies

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In 2016 and 2017, the Board conducted a self-evaluation to identify the issues facing the Company and the skills and attributes necessary to assist in addressing those issues. The Board then retained James Drury Partners Ltd. to help identify and present a diverse pool of director candidates with the appropriate backgrounds to address those issues. On May 26, 2017, the Board elected Ms. Beebe, Ms. Kennedy, Mr. Krebs and Mr. Maier as members of the Board. Each of our new directors was identified through this process.

The Board’s Role in Risk Oversight

The Board of Directors is responsible for overseeing the Company’s enterprise risk management process and program. This includes understanding the Company’s philosophy and strategy towards enterprise risk management and mitigation. The Board periodically reviews the Company’s most significant risks and assesses management’s approach to these risks within the context of the Company’s risk management and mitigation strategies. The Board has delegated to the Audit Committee the primary responsibility for reviewing the Company’s risk assessment and risk management policies. The Company has an enterprise risk management coordinator who supervises the enterprise risk management process and periodically reports to the Audit Committee on the Company’s risk identification, assessment and mitigation activities. In particular, the Board has directed management to maintain cybersecurity risks as a focus of the Company’s risk assessment and mitigation activities. The Company does not routinely obtain personal data (e.g., social security numbers, dates of birth or credit card numbers) that are often the target of cyberattacks in other industries such as financial institutions and health insurance companies. Nevertheless, a cyberattack on the Company, if successful, could disrupt the operation of our business, and cause material harm to the Company’s financial condition and business relationships. The risk oversight structure has no effect on the Board’s leadership structure. The Audit Committee reviews these risks and the Company’s risk management policies periodically with the Board.

Director Diversity

The Nominating Committee strives to nominate directors who represent an appropriate mix of backgrounds and experiences to best enhance the functions of the Board. The Nominating Committee considers diversity in the broadest sense, thus including factors such as age, gender, race, ethnicity and geographic location, as well as a variety of experience and educational backgrounds (such as operations, finance, accounting and marketing experience and education) when seeking Board nominees.

The charts below provide information on the diversity of our Directors.

Communication with the Board

Our Board of Directors values input from our stockholders and stakeholders. We provide many means for input and engagement:

•	Stockholders can attend our annual meeting in person (see page 2).

•	Stockholders and others can call our Speak Up hotlines (see page 26). Information that is of importance to the Board of Directors will be directed accordingly.

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Gender and Ethnic Diversity of Board 6 of 12 Directors are Gender or Ethnically Diverse 50% Diverse Gender Diversity of Board 3 of 12 Directors are Women 25% Gender Diverse

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•	Stockholders can engage with us during our periodic outreach efforts.

•	Stockholders, stakeholders and other interested parties can communicate with our Independent Directors by writing to us in care of the Corporate Secretary’s Office, Kansas City Southern, 427 W. 12th Street, Kansas City, Missouri 64105. In its capacity as the agent for the Independent Directors, the office of the Corporate Secretary may review, sort and summarize the communications and, in accordance with the directions provided by and procedures established by the Independent Directors, forward such communications to the Independent Directors as appropriate. To be considered, such communications must be signed by the stockholder or other interested party, with the stockholder’s or other interested party’s name, address and telephone number. The Independent Directors shall review such communication with the Board, or the group addressed in the communication, for the purpose of determining an appropriate response and any appropriate action that should be taken. Any communications received may be shared with management on the instruction of the Independent Directors.

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Beneficial Ownership

The following table contains information concerning the beneficial ownership of our Common Stock as of the Record Date by:

•	Beneficial owners of more than five percent of our Common Stock that have publicly disclosed their ownership in filings with the SEC;

•	The members of our Board of Directors, including our Chief Executive Officer;

•	Our Chief Financial Officer and the other executive officers for whom information is provided in the Summary Compensation Table in this Proxy Statement; and

•	All current executive officers, directors and nominees for director as a group. The address for each of our directors and executive officers listed is 427 West 12th Street, Kansas City, Missouri 64105.

We are not aware of any beneficial owner of more than five percent of the 4% Preferred Stock. None of our directors or executive officers owns any shares of 4% Preferred Stock. No officer or director of KCS owns any equity securities of any subsidiary of KCS. Beneficial ownership is generally defined as either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the beneficial owners have sole power to vote and dispose of the Common Stock.

Beneficial Owners	Common Stock(1)		Percent of Class(1)
The Vanguard Group	10,405,516	(2)	10.04%
BlackRock, Inc.	9,664,595	(3)	9.3%
Massachusetts Financial Services Company.	7,705,216	(4)	7.5%

Directors
Lydia I. Beebe Director	2,659	(5)	*
Lu M. Córdova Director	10,103	(6)	*
Robert J. Druten Director	15,384	(7)	*
Terrence P. Dunn Director	35,386	(8)	*
Antonio O. Garza, Jr. Director	4,520		*
David Garza-Santos Director	1,818		*
Janet H. Kennedy Director	1,159	(9)	*
Mitchell J. Krebs Director	1,159		*
Henry J. Maier Director	5,159		*
Thomas A. McDonnell Director	115,000	(10)	*
Patrick J. Ottensmeyer Director; President and Chief Executive Officer	148,504	(11)	*
Rodney E. Slater Director	23,266	(12)	*

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	Common Stock(1)		Percent of Class(1)
Executive Officers
Warren K. Erdman Executive Vice President, Administration and Corporate Affairs	74,973	(13)	*
Brian D. Hancock Executive Vice President and Chief Marketing Officer	23,764	(14)	*
Jeffrey M. Songer Executive Vice President and Chief Operating Officer	30,597	(15)	*
Michael W. Upchurch Executive Vice President and Chief Financial Officer	42,547	(16)	*

All Directors and Executive Officers as a Group (21 Persons)	716,670	(17)	*

*	Less than one percent of the outstanding shares.
(1)	This column includes Common Stock, including restricted shares, beneficially owned by officers, directors, nominees for director and beneficial owners of more than five percent of our Common Stock. In accordance with SEC rules, this column also includes shares that may be acquired upon the exercise of options or other convertible securities that are exercisable or convertible on the Record Date, or will become exercisable or convertible within 60 days of that date, which are considered beneficially owned. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or other convertible securities held by that person that are exercisable or convertible on the Record Date, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. In addition, under applicable law, shares that are held indirectly are considered beneficially owned. Directors, nominees for director and executive officers may also be deemed to own, beneficially, shares included in the amounts shown above which are held in other capacities. The holders may disclaim beneficial ownership of shares included under certain circumstances. The list of our executive officers is included in our Annual Report on Form 10-K for the year ended December 31, 2017. See the last page of this Proxy Statement for instructions on how to obtain a copy of the Form 10-K.
(2)	The address of The Vanguard Group (“Vanguard”) is 100 Vanguard Blvd., Malvern, PA 19355. Based on a Schedule 13G/A, filed February 9, 2018, Vanguard reports sole voting power of 158,182 shares, shared voting power of 44,493 shares, sole power to dispose of 10,217,631 shares and shared power to dispose of 187,885 shares.
(3)	The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. Based on a Schedule 13G/A, filed January 25, 2018, Black Rock, Inc. reports sole voting power of 8,597,925 shares and sole dispositive power of 9,664,595 shares.
(4)	The address of Massachusetts Financial Services Company (“MFS”) is 111 Huntington Avenue, Boston, MA 02199. Based on a Schedule 13G, filed February 9, 2018, MFS reports sole voting power of 7,078,658 shares and sole dispositive power of 7,705,216 shares.
(5)	Ms. Beebe’s shares are held in a revocable living trust for which she and her spouse are the trustee’s with sole voting and dispositive power.
(6)	Ms. Córdova’s shares are held in a revocable living trust for which she is the trustee with sole voting and dispositive power.
(7)	Mr. Druten’s beneficial ownership includes 100 shares held by a charitable foundation for which Mr. Druten disclaims beneficial ownership.
(8)	Mr. Dunn’s beneficial ownership includes 31,147 shares held in a revocable trust for which he is the trustee with sole voting and dispositive power and 4,239 shares held by a charitable foundation for which Mr. Dunn disclaims beneficial ownership.
(9)	Ms. Kennedy’s shares are held in a revocable living trust for which she and her spouse are the trustee’s with sole voting and dispositive power.
(10)	Mr. McDonnell’s beneficial ownership includes 75,000 shares held in a trust for which he is the trustee with sole voting and dispositive power, and 40,000 shares held by a charitable foundation for which Mr. McDonnell disclaims beneficial ownership.

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(11)	Mr. Ottensmeyer’s beneficial ownership includes 57,364 restricted shares, 50,352 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 251 shares allocated to his account in the KCS 401(k) Plan.
(12)	Mr. Slater’s beneficial ownership includes 2,360 shares held jointly with his spouse.
(13)	Mr. Erdman’s beneficial ownership includes 4,019 restricted shares and 32,935 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 34,478 shares held jointly with his spouse and 1,038 shares allocated to his account in the KCS 401(k) Plan.
(14)	Mr. Hancock’s beneficial ownership includes 16,323 restricted shares and 4,508 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.
(15)	Mr. Songer’s beneficial ownership includes 18,683 restricted shares and 7,205 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.
(16)	Mr. Upchurch’s beneficial ownership includes 6,556 restricted shares and 23,543 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.
(17)	The number includes 140,254 restricted shares, 193,761 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 43,075 shares held jointly, and 86,878 shares otherwise held indirectly. Mr. Druten, a Director, disclaims beneficial ownership of 100 of the total shares listed. Mr. Dunn, a Director, disclaims beneficial ownership of 4,239 of the total shares listed. Mr. McDonnell, a Director, disclaims beneficial ownership of 40,000 of the total shares listed.

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Compensation Discussion & Analysis

Executive Summary

The Company’s vision is to consistently be the fastest-growing, best-performing, most customer-focused transportation provider in North America. To achieve this vision, we must execute on our strategy to:

•	Capitalize on the strategic location of the KCS cross-border rail network and the diverse and growing North American markets, while maintaining a commitment to operational excellence.

•	Embrace new and emerging technologies while maintaining a strong cost discipline within a safe and reliable environment.

•	Provide service that consistently exceeds our customers’ expectations.

•	Offer challenging careers to our employees.

•	Produce industry-leading stockholder returns.

During 2017, the Compensation Committee focused on optimizing the Company’s core incentive programs by adjusting performance metrics to ensure continued alignment with the Company’s vision and strategy, and to balance key drivers of stockholder value. In addition, we conducted an extensive stockholder outreach program that provided input into several changes we have made to our compensation programs.

2017 Performance Highlights

In 2017, the Company delivered on its vision with best-in-industry revenue growth, continued improvement in profitability and record operating cash flow generation. These results are a testament to the Company’s operational and financial strength, particularly considering the negative impacts of Hurricane Harvey on the Company’s U.S. Gulf Coast and cross-border traffic in the third quarter of 2017. Despite the severity of the storm, and the widespread flooding which led to an extended service outage, the Company delivered impressive financial results and stockholder returns.

✓	Industry best revenue growth of 11%

✓	Operating ratio improvement of 113 bps (adjusted for fuel price and FX rate)

✓	17% improvement in EPS

✓	Share price appreciation of 24%

2017 Compensation Plan Design

The fundamental design of the compensation programs established in 2017 is similar to prior years. The Company continues to use the 50th percentile of its peer group as a guideline for setting the various components of our executives’ compensation, and the majority of our named executives’ compensation is performance-based. The Company however did not want to simply rely on past practices as support for how to structure its compensation programs. As noted below, the Compensation Committee hired a new compensation consultant in 2017 to provide a fresh review of the Company’s compensation programs to ensure they continued to be in line with best practices.

As a result of stockholder feedback described on pages 16-17, along with advice from its new compensation consultant, the Compensation Committee implemented the following changes to its executive compensation programs:

•	Reduced the reliance on operating ratio in the annual incentive program by reducing the weighting of operating ratio in this program to 75%. The weighting of operating ratio in the annual incentive program was further reduced in 2018 to 50%.

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•	Added operating cash flow as a metric to our short-term incentive plan, which creates additional focus on the generation of operating cash flow, which the Compensation Committee believes is a key driver for increasing stockholder value.

•	Implemented a relative revenue growth modifier to incent industry-leading growth.

Short-Term Incentive Plan

In February 2017, the Compensation Committee established the 2017 Annual Incentive Plan (“AIP”) to incent achievement of annual performance goals. After considering various metrics and goals, the Compensation Committee concluded that achievement under the 2017 AIP would be based on the Company’s consolidated operating ratio (“OR”) and operating cash flow (“OCF”), as defined in the 2017 AIP, with a weighting of 75% and 25%, respectively. The weighted average OR and OCF achievement may then be adjusted, either downward or upward, based on the Company’s revenue growth relative to all other North American Class I railroads.

From 2008 through 2016, achievement under the AIP was based only on OR. In 2017, the Compensation Committee reduced the OR component and included operating cash flow as a second performance metric in the 2017 AIP. This change not only reduced the impact of overlapping measures in our AIP and long-term incentive plans, but also added a metric, operating cash flow, that the Company believes is important in driving stockholder value.

The Compensation Committee believes that including operating ratio as a key performance metric in its compensation programs for many years has focused management’s efforts on improving this important aspect of the Company’s business. As shown in the following table, this focus has yielded the desired result of decreasing the Company’s operating ratio by 2.5 percentage points from 2015-2017 while the average decrease in operating ratio for the other North American Class I railroads was 1.4 percentage points during the same time period.

*	The Class I railroads are Burlington Northern Santa Fe, LLC, Union Pacific Corporation, Norfolk Southern Corporation, CSX Corporation, Canadian National Railway Company, and Canadian Pacific Railway Limited. The aggregate operating ratio for the Class I railroads was calculated by combining their revenues and their operating expenses from information available in each of their public filings with the Securities and Exchange Commission (“SEC”) for the relevant year and dividing the combined operating expenses by the combined revenues. Canadian dollars were converted based on the exchange rate on December 31st for the relevant year.

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Operating Ratio* 85.0% 80.0% 78.9% 75.0% 75.2% 70.0% 65.0% 64.3% 60.0% 63.2% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 KCS Class I / Industry (ex. KCS)

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Since 2015 the Company has delivered best-in-industry revenue performance, despite a weakening Mexican Peso. The Compensation Committee believes including relative revenue growth as a component of AIP is an effective method of incenting management to maximize revenue growth in any economic environment.

*	As stated above, the Class I railroad information is based on public SEC filings. The revenue shown for Class I (ex. KCS) is the percentage change in the sum of revenues for the Class I railroads for the relevant year-over-year comparison.

In January 2018, the Compensation Committee determined that the Company achieved an overall performance level of 200% of target under the 2017 AIP, but exercised its discretion to reduce the payment received by NEO’s to 193% of target, consistent with average payout percentage for the rest of the participants in the short-term incentive plan, as described on page 45.

Long-Term Incentive Plan

In order to balance short-term goals with long-term stockholder value creation, in February 2017, the Compensation Committee adopted the 2017-2019 Long-Term Incentive Plan (the “2017 LTI Plan”). For performance share grants under the 2017 LTI Plan, Return on Invested Capital, as defined below and in the 2017 LTI Plan (“ROIC”), has a 75% weighting, and OR has a 25% weighting. The performance shares comprise 50% of the overall value of the 2017 LTI Plan. The weighted average ROIC and OR achievement is further adjusted by a Revenue Growth Multiplier, which is based on the Company’s revenue growth relative to all other North American Class I railroads. The remaining 50% of the LTI Plan is awarded in the form of time-based restricted stock (25%) and stock options (25%).

The Compensation Committee believes that the relative weighting of ROIC and OR in the 2017 LTI Plan balances management’s focus between these two areas, and effectively aligns the interests of the Company’s stockholders and the Company’s executives. Further adjustment by the Revenue Growth Multiplier appropriately focuses on the Company’s goal of being the fastest growing transportation company in North America, by measuring revenue performance relative to all other North American Class I railroads.

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Year-over-Year Revenue Growth* 25.0% 20.0% 15.0% 11.7% 10.7% 10.0% 6.3% 6.6% 5.0% 0.0% -5.0% -10.0% -15.0% -20.0% -25.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 KCS Class I / Industry (ex. KCS)

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Changes in Compensation Committee

The Compensation Committee gained added perspective in 2017 with the engagement of a new compensation consultant, and two new directors joining the Committee. With the addition of the new Committee members, three of the four members are current CEOs or leaders of business units of large multi-national companies. Also in 2017, the Chairman of the Company’s Board of Directors became Chairman of the Compensation Committee, which provided a clear avenue for considering the comments received by the Chairman during his meetings with our stockholders on our executive compensation plans.

Named Executive Officers

The following analysis describes the Company’s executive compensation for 2017 for each of the following executive officers (each a “Named Executive Officer” or “NEO”), who are listed below and in the Summary Compensation Table in this Proxy Statement.

Current Named Executive Officers
Patrick J. Ottensmeyer	President and Chief Executive Officer
Michael W. Upchurch	Executive Vice President and Chief Financial Officer
Jeffrey M. Songer	Executive Vice President and Chief Operating Officer
Brian D. Hancock	Executive Vice President and Chief Marketing Officer
Warren K. Erdman	Executive Vice President, Administration and Corporate Affairs

2017 Say-On-Pay Vote on Executive Compensation

At the 2017 Annual Meeting, stockholders representing 62.2% of the votes cast at the meeting voted in favor of the 2016 compensation of the named executive officers. The Company has conducted extensive outreach with its stockholders which resulted in some of the modifications discussed herein and additional disclosure. See pages 16-17 for details on the Company’s stockholder outreach over the last two years and the resulting changes to executive compensation design.

Key Features of 2017 Executive Compensation Program

The Compensation Committee seeks to provide base salaries, target total cash and target total direct compensation that are consistent with market median practices. In addition, the Compensation Committee takes into account other factors, including internal equity and incumbent-specific considerations such as performance, experience or expertise, future potential and tenure with the Company. We define the market as comparably-sized, mature, capital intensive companies. In the aggregate, we target executives’ compensation opportunities to be within a competitive range of +/- 15% of the market 50th percentile.

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What We Do

We tie pay to performance. The majority of executive pay is not guaranteed. We set clear financial goals for corporate performance at the beginning of the performance period.

We seek to mitigate undue risk, including utilizing caps on potential payments and robust Board and management processes to identify risk.

We have adopted strong share ownership guidelines, and all NEOs are in compliance with these guidelines as of December 31, 2017.

We reward our executives for long-term growth and therefore measure our performance over a three-year cycle.

We provide only modest perquisites that have a sound benefit to the Company’s business.

We have reasonable post-employment and change in control provisions in our executive employment agreements.

Our equity plans under which awards may be granted generally provide for accelerated vesting of future awards after a change in control only if an employee is also terminated (a double-trigger).

Our Compensation Committee benefits from its utilization of an independent compensation consulting firm.

The Compensation Committee closely monitors any other services provided to the Company by its compensation consulting firm to ensure they don’t create a potential conflict of interest.

Pursuant to the clawback provision in our performance share award agreement, participants who engage in gross misconduct must forfeit outstanding awards and repay awards previously paid.

What We Don’t Do

We do not reprice underwater stock options.

We do not provide tax gross-ups for perquisites.

We do not have excise tax gross-ups other than historical provisions contained in employment agreements entered into prior to 2007.

We prohibit hedging of Company stock by officers, directors and employees.

Primary Elements of Compensation

The primary elements of our 2017 executive compensation package are described below. Each year the Compensation Committee determines the incentive programs to adopt and establishes participation, awards and performance measures, considering general market practices and an assessment of the effectiveness of such programs in meeting its goals.

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Compensation Element	Purpose	Characteristic
Base Salary	To provide a fixed element of pay for an individual’s primary duties and responsibilities.	Base salaries are reviewed annually and are set based on competitiveness versus market and internal equity considerations.
Annual Incentive	To encourage and reward the achievement of specified financial goals on an annual basis.	Performance-based cash award opportunity; amount earned is based on actual results relative to pre-determined goals.

Long-Term Incentives

Performance Share Awards	To motivate management for long-term financial success.	Three-year performance-based share awards with pre-determined financial goals.

Restricted Share Awards	To align the executives’ interests with those of investors (via creation of stockholder value), to encourage stock ownership and to provide an incentive for retention.	Service-based long-term incentive opportunity; ultimate award value depends on share price and is subject to certain performance criteria to qualify for tax deductibility.

Non-Qualified Stock Options	To incent and reward the creation of stockholder value.	Service-based long-term incentive opportunity; amounts realized are dependent upon share price appreciation.

Other Elements of Compensation

We provide certain benefit programs that are designed to be competitive within the marketplace from which we recruit our employees. The majority of employee benefits provided to our Named Executive Officers are offered through broad-based plans available to our management employees generally.

KCS 401(k) and Profit Sharing Plan (the “KCS 401(k) Plan”).    The KCS 401(k) Plan is a qualified defined contribution plan. Eligible U.S. employees may elect to make pre-tax or post-tax deferral contributions, called 401(k) contributions, to the KCS 401(k) Plan of up to 75% of eligible compensation subject to certain limits under the Code. We match contributions to the KCS 401(k) Plan equal to 100% of a participant’s 401(k) contributions and up to the lesser of a maximum of 5% of a participant’s eligible compensation or the statutory limit imposed by the Code. Our matching contributions for the KCS 401(k) Plan vest over five years as follows:

•	0% for less than two years of service;

•	20% upon two years of service;

•	40% upon three years of service;

•	60% upon four years of service; and

•	100% upon five years of service.

We may also make, in our discretion, annual profit sharing contributions to the KCS 401(k) Plan in an amount not to exceed the maximum allowable deduction for federal income tax purposes and certain limits under the Code. Only employees who have met certain standards as to hours of service are eligible to receive profit sharing contributions. No minimum contribution is required. Each eligible participant, subject to maximum allocation limitations under the Code, is allocated the same percentage of the total contribution as the participant’s compensation bears to the total compensation of all participants. Profit sharing contributions are 100% vested when made. No profit sharing contributions were made in 2017.

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Participants may direct the investment of their accounts in the KCS 401(k) Plan by selecting from one or more of the diversified investment funds available under the KCS 401(k) Plan.

Executive Plan.    We maintain a supplemental benefit plan known as the “Executive Plan” for those U.S. executives who are designated by the President, Chief Executive Officer or Compensation Committee as participants in the plan. Our Executive Plan provides a benefit based on an amount equal to 10% of the excess of (a) the greater of (i) an executive’s base salary times the percentage specified in his or her employment agreement (ranging from 145% to 175%) or, for those executives without employment agreements, 145% (see the “Summary Compensation Table — Narrative to Summary Compensation Table”) or (ii) the sum of the executive’s base salary earned for the year plus any short-term incentive that was earned during the applicable year, over (b) the maximum compensation that can be considered for benefit purposes in a qualified retirement plan. Payments are generally made annually under this plan and executives receive such payments in one year, cliff-vested restricted stock, issued under our 2008 Stock Option and Performance Plan (the “2008 Plan”) which may be forfeited in the event of termination of employment prior to the end of the twelve-consecutive-month period beginning on the grant date.

Perquisites.    As noted in our Summary Compensation Table, we provide our Named Executive Officers with certain perquisites consistent with market practice. We do not view perquisites as a significant element of our comprehensive compensation structure for our Named Executive Officers.

We reimburse financial counseling expense for our Named Executive Officers up to a stated limit in accordance with the KCS Financial Planning Reimbursement Policy. The maximum amount of the annual reimbursement under this policy for our CEO and our other Named Executive Officers is $15,000. We also pay for three years of the administrative fees charged by the Greater Kansas City Community Foundation (“GKCCF”) related to donor advised funds established by our U.S. executives at the GKCCF. These fees are paid out of funds from the Company’s charitable foundation, which is administered by the GKCCF. The Company provides certain other de minimis perquisites as described in the Summary Compensation Table below.

The Compensation Committee believes these perquisites are conservative, but reasonable and consistent with our overall compensation program, industry practice and applicable law, and better enable the Company to attract and retain high-performing employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers. The Compensation Committee does not plan to materially increase the perquisites currently provided.

Other Benefits.    We also pay a portion of premiums for medical coverage, pay premiums for short-term disability coverage, pay premiums for 50% coverage for long-term disability and pay premiums for AD&D coverage up to 2 1⁄2 times the annual salary for each employee up to a maximum of $600,000. For executives, we provide a basic amount of group life insurance coverage. Additionally, we provide eligible employees with the opportunity to purchase KCS Common Stock at a discount under the Kansas City Southern 2009 Employee Stock Purchase Plan, which plan is intended to satisfy Section 423 of the Code.

Change in Control Benefits

Various compensation arrangements provide for award and account vesting and separation pay for our Named Executive Officers upon a change in control and the occurrence of certain events after a change in control. These arrangements are designed to:

•	preserve our ability to compete for executive talent;

•	provide stability during a change in control by encouraging executives to cooperate with and achieve a change in control approved by the Board, without being distracted by the possibility of termination of employment or demotion after the change in control; and

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•	provide an economic incentive to encourage an acquirer to evaluate whether to retain our executives rather than its own.

Please see the “Potential Payments upon Termination of Employment or Change in Control” for a discussion of why the Compensation Committee believes the current levels of post-employment termination compensation and benefits are appropriate and consistent with our compensation objectives.

Pay Mix

The percentage of a Named Executive Officer’s total compensation resulting from each of the compensation elements is not specifically determined, but instead is a result of the targeted competitive positioning for each element. By design, “at-risk” components (particularly long-term incentives) comprise a significant portion of a Named Executive Officer’s total compensation. This is consistent with the Compensation Committee’s desire to reward long-term performance in a way that is aligned with stockholders’ interests. In 2017, the target pay mix for our Chief Executive Officer and all other Named Executive Officers serving on December 31, 2017 (as an average) was as follows:

Executive Stock Ownership Guidelines

The Compensation Committee has set stock ownership guidelines for our Named Executive Officers and other members of senior management, which require executives to own shares of Company Common Stock that have a value at least equal to a multiple of their salary as set forth in the following table:

Multiple of Base Salary
Chief Executive Officer	5X
Other Named Executive Officers	3X

The Compensation Committee will periodically review the continued appropriateness of the stock ownership guidelines. Executives are given five years from the date they are first subject to the ownership requirement to meet the required stock ownership thresholds. All stock sales by executives who are not in compliance will be reviewed by the Corporate Secretary and approved by the CEO. If executives have not met this stock ownership requirement within five years, then they may be required to retain long-term incentive plan grants and 50% of AIP payouts may be awarded in stock until the executive is compliant.

Shares that count in determining compliance with the stock ownership guidelines are shares beneficially owned by the executive, shares held by the executive in any KCS benefit plan, restricted shares at the time of grant (even if not yet vested), performance shares when earned (even if not yet vested) and shares issued and retained on exercise of stock options. Currently, all of our executives meet the stock ownership guidelines.

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Restricted Stock 15% Base Salary 19% CEO Performance Shares 31% Short-Term Incentive 20% Stock Options 15% At Risk (81%) Performance-Based (66%) Restricted Stock 11% Base Salary 33% Performance Shares 22% Stock Options 11% Short-Term Incentive 23% Other NEOs At Risk (67%) Performance-Based (56%)

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Participants in the Compensation Process

Compensation Committee.    The Compensation Committee, which is responsible for establishing our executive compensation policies and overseeing our executive compensation practices, is composed of four directors. Each of these directors meet the independence requirements of the NYSE, qualify as outside directors under Section 162(m) of the Code, and are considered non-employee directors under Rule 16b-3 under the Exchange Act.

Role of Meridian, our 2017 Compensation Consultant.    For assistance in fulfilling its responsibilities, the Compensation Committee retained Meridian as its compensation consultant to review and independently assess various aspects of our compensation programs and to advise the Compensation Committee in making its executive compensation decisions for 2017. Meridian is engaged by and reports directly to the Compensation Committee. The Compensation Committee has assessed the independence of Meridian pursuant to SEC rules, analyzed whether the work performed raised any conflict of interest, and concluded that Meridian is independent and that no conflict of interest exists. Meridian’s role in 2017 was to provide market data, including market trend data, to the Compensation Committee, to advise the Compensation Committee regarding the Company’s executive compensation relative to the market data, and to make recommendations to the Compensation Committee regarding compensation structure and components.

In 2017, at the direction of the Compensation Committee, Meridian compiled an executive compensation market analysis based on data provided by a third party, to assess the competitiveness of the compensation of the executives of the Company, including the Named Executive Officers. This study was used to inform decisions regarding 2017 programs and grants.

The results of the most recent analysis were discussed with the Compensation Committee in February, 2017. Meridian analyzed the market competitiveness of the following elements for each of the executive positions contained in this analysis:

•	base salary;

•	target annual incentive award opportunity (award that may be earned for achieving expected annual performance results);

•	target total cash compensation (salary plus target annual incentive award opportunity);

•	grant date fair value of long-term incentive grants/awards; and

•	target total direct compensation (target total cash compensation plus the grant date fair value of long-term incentive awards).

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Peer Group

In connection with this analysis and prior benchmarking analyses, the Compensation Committee with Meridian’s input defined the Company’s primary competitive market as mature, capital-intensive companies with annual revenues of at least $1 billion, but no more than $5 billion that participate in the executive compensation database. In 2017, with respect to our Named Executive Officers, this group was comprised of the following companies, all of which had revenues in 2016 between $1 billion and $5 billion:

•  A.O. Smith

•  Alliant Energy

•  Ameren

•  American Water Works

•  Armstrong World Industries

•  Atmos Energy

•  AVANGRID

•  Boardwalk Pipeline Partners

•  Brady

•  Cabot

•  CF Industries

•  Chemtura

•  Crown Castle

•  Enable Midstream Partners

•  Encana Services Company

•  Energen

•  EQT Corporation

•  Frontier Communications

•  GATX

•  Harsco

•  Herman Miller

•  Hexcel

•  HNI

•  Host Hotels & Resorts

•  Intelsat

•  JetBlue Airways

•  Kennametal

•  Kinross Gold

•  Magellan Midstream Partners

•  Marathon Oil

•  Martin Marietta Materials

•  NorthWestern Energy

•  OGE Energy

•  Owens Corning

•  Pinnacle West Capital

•  PNM Resources

•  Portland General Electric

•  Rackspace

•  Ryder System

•  Scotts Miracle-Gro

•  Spectra Energy

•  Southwest Gas

•  SunCoke Energy

•  Timken

•  TimkenSteel

•  Toro

•  Tupperware Brands

•  Vectren

•  Vulcan Materials

•  Westar Energy

Conclusions of Compensation Committee

The results of the study conducted by the Compensation Committee with Meridian’s input found that (i) our base salaries are, on average, within a competitive range of market 50th percentile levels; (ii) our target total cash compensation levels are, on average, within a competitive range around the market median, although all are below the median; (iii) our target annual incentive award opportunities, expressed as a percentage of salary, are, on average, aligned with the market 50th percentile; and (iv) our target long-term incentive award opportunities are below the median, and as a result, target total direct compensation levels are, on average, below the U.S. market median and fall between the 25th and 50th percentiles. Results for individual officers varied. For the Named Executive Officers as a group, average competitive positioning for base salary was competitive with the median for the market. The study also found that the Company’s retirement benefits fall within the competitive range, but toward the lower end of this range.

The conclusion by our Compensation Committee is that, except for long-term incentive compensation, the Named Executive Officers are being compensated at or near market median given their positions and responsibilities. The Compensation Committee is satisfied that the ratio of compensation between the CEO and the other Named Executive Officers is acceptable and reasonable, particularly when taking into consideration the differences in responsibilities of each. The policies or decisions relating to the compensation of the CEO are not materially different than the other Named Executive Officers.

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Risk Considerations in our Compensation Program

The Company also engaged Meridian to review its compensation program to assess the risks that it could create, as reflected in the Company’s risk management practices and policies. The review covered a number of key facets of the Company’s compensation plans, including their purposes, the types of performance measures used, the number and organizational level of participants, the aggregate amount and maximum individual amounts payable under the plans, and how the Company’s risk management policies and governance practices are structured to mitigate these risks. As a result of this review, the Company concluded that its compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company or its stockholders.

Tax and Accounting Considerations

Section 162(m) of the Code generally limits the deduction by publicly held corporations for U.S. federal income tax purposes of compensation in excess of $1 million paid to the chief executive officer and the next three highest compensated Named Executive Officers as of the end of the year listed in the Summary Compensation Table, other than the chief financial officer, unless it is “performance-based.” Except as otherwise described in this section, the Compensation Committee intends to qualify compensation expense as performance-based and therefore deductible for federal income tax purposes.

The compensation packages of the Named Executive Officers for 2017 included base salary, annual cash incentives under the 2017 AIP and performance share awards, restricted stock and non-qualified stock options issued pursuant to the 2017 LTI Program under the 2008 Plan. The highest total base salary was within the $1 million limit. In 2017, the Compensation Committee established incentive pools for NEOs, as well as other executives whose compensation is determined by the Compensation Committee, for AIP and LTI Program payouts. This “umbrella” plan structure creates a pool from which AIP payments can be made if we achieve certain financial targets and sets an overall performance goal for performance share and restricted stock awards under our 2017 LTI Program; however, the actual amount of any payout is based on the achievement of the performance goals set forth in our 2017 AIP or 2017 LTI Program, as applicable, as described below. This structure is intended to provide compensation that is exempt from the $1 million annual deduction limit of Section 162(m) of the Internal Revenue Code. In fiscal 2017, we exceeded the performance thresholds of our umbrella plans.

Pursuant to the 2017 Tax Cuts and Jobs Act, signed into law on December 22, 2017 (the “Tax Act”), for fiscal years beginning after December 31, 2017, the compensation of the chief financial officer is also subject to the deduction limitation. In addition, subject to certain transition rules, for fiscal years beginning after December 31, 2017, the performance-based compensation exception to the deduction limitations under Section 162(m) will no longer be available. As a result, for fiscal years beginning after December 31, 2017, all compensation in excess of $1,000,000 paid to the specified executives will not be deductible unless paid pursuant to certain binding contracts in effect on November 2, 2017. The Compensation Committee will continue to monitor the tax and other consequences of our executive compensation program as part of its primary objective of ensuring that compensation paid to our executive officers is reasonable, performance-based and consistent with the goals of the Company and its stockholders.

2017 Compensation Decisions

2017 Salary Adjustments

In February 2017, the Compensation Committee approved a 3% increase in base salary for the Named Executive Officers.

2017 Short-Term Incentive Plan

In February 2017, the Compensation Committee approved the 2017 Annual Incentive Plan for our Named Executive Officers. Similar to the AIP in prior years, each Named Executive Officer was assigned

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incentive targets at the threshold, target and maximum incentive performance levels that are a percentage of the Named Executive Officer’s 2017 base salary earned in 2017. The target percentage assigned for each performance level depended on the executive’s salary grade and is set forth in the following table:

	Percentage of Base Salary
Current Officers	Threshold Performance Level	Target Performance Level	Maximum Performance Level
Mr. Ottensmeyer	0%	110%	220%
Mr. Upchurch	0%	70%	140%
Mr. Songer	0%	70%	140%
Mr. Hancock	0%	70%	140%
Mr. Erdman	0%	60%	120%

For 2017, the Compensation Committee determined to use Operating Ratio and Operating Cash Flow as the performance metrics under the 2017 AIP, weighted 75% and 25%, respectively. The 2017 performance metrics by performance level are summarized in the chart below.

Performance Level	Consolidated Operating Ratio (75% weight)	Operating Cash Flow (25% weight)
Threshold	67.1%	$508 million
Target	64.6%-64.1%	$631-$656 million
Maximum	63.6%	$686 million

Operating Ratio (“OR”) is defined as the Company’s Adjusted Operating Ratio as reported in the Company’s earnings releases, with any necessary adjustments to eliminate the effects of (a) fluctuations in the value of the Mexican peso against the U.S. dollar from the average exchange rates assumed in the Company’s 2017 long-range plan, (b) impacts to fuel surcharge revenue, fuel expense and Mexican fuel excise tax credit for changes in fuel-related indices from the indices assumed in the Company’s 2017 long range plan, (c) business combinations or acquisitions, (d) changes in accounting principles and (e) as approved by the Compensation Committee, other transactions or events that were not contemplated at the time performance targets were established by the Compensation Committee.

Operating Cash Flow (“OCF”) is defined as Operating Income before Depreciation & Amortization, minus capital expenditures.

After weighting for each performance metric, preliminary payout percentages are calculated on a sliding scale between the threshold and maximum. The preliminary payout percentage is then further adjusted based on the Company’s relative revenue growth compared to the other six Class I railroads as set forth in the following table:

Rank	Adjustment to Payout Percentage
1st or 2nd	+10%
2nd to last place or Last Place (6th or 7th)	-10%
Any other ranking (3rd, 4th, or 5th)	No adjustment

For the year ended December 31, 2017, our OR was 63.69% and our OCF was $693 million, and the Company’s revenue growth in 2017 was first among the other Class I railroads, which would have resulted in a final payout of 200% for the NEOs. For the Company’s non-senior executives, the 2017 AIP contained various internal goals for the different business departments within the Company. These department goals accounted for 20% of the non-senior executives’ AIP. The average payout for the non-senior executives’ AIP was 193%. As a result, the Compensation Committee reduced the AIP payout for all senior executives, including the Named Executive Officers, to match the average AIP payout for the non-executives. See the Summary Compensation Table for actual amounts paid. The Compensation Committee understands the importance of total stockholder returns, and will consider the performance of the Company’s stock and total stockholder returns when approving the final payouts under its short-term incentive plans.

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For 2017, the Compensation Committee structured the AIP for its named executive officers under an umbrella plan program in order to meet the requirements for deductibility of the annual bonus under Section 162(m) of the Internal Revenue Code. Under this umbrella plan program, an overall maximum annual incentive award for 2017 was established for certain executive officers, including all of our named executive officers, as a specified percentage of an annual incentive award pool. The aggregate award pool for these individuals had a maximum value equal to 1.5% of the Company’s 2017 operating income. Mr. Ottensmeyer’s maximum annual incentive award for 2017 was 40% of this pool; the maximum award for each of Messrs. Upchurch, Songer, Hancock and Erdman was 15% of this pool. The umbrella structure of the incentive pool limit serves only to provide a ceiling on the maximum annual incentive amount that any NEO may receive, and the actual incentive amount paid to each NEO was determined pursuant to the applicable incentive award program described above.

2017 Long-Term Incentive Program

The Compensation Committee designed the 2017 LTI Program to:

•	Drive sustained improvement in our operating performance;

•	Communicate strong performance focus to the external market;

•	Support execution of our long-term business strategy;

•	Provide a balanced program based on performance, share price leverage and employee retention;

•	Maintain flexibility to dovetail with our other talent management tools;

•	Maintain our external competitiveness; and

•	Be simple and transparent.

The 2017 LTI Program was approved in February 2017. The mix of awards was as follows:

2017 Long-Term Incentive Mix

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Tied to achievement of long-term operational objectives Facilitates stock ownership Strong tie to stockholders Facilitates stock ownership Strong tie to stockholders Strong retention vehicle Facilitates stock ownership Strong tie to stockholders Performance Shares Restricted Stock Stock Options 25% 50% 25% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

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The following awards were granted to the Company’s Named Executive Officers for the 2017 LTI Program:

Current Officers	Number of Target Performance Shares Granted Under the 2017 LTI Program	Number of Non-Incentive Stock Options Granted Under the 2017 LTI Program	Number of Shares of Restricted Stock Granted Under the 2017 LTI Program
Patrick J. Ottensmeyer	16,757	29,763	8,378
Michael W. Upchurch	3,689	6,552	1,844
Jeffrey M. Songer	3,689	6,552	1,844
Brian D. Hancock	3,689	6,552	1,844
Warren K. Erdman	2,768	4,916	1,384

Preliminary Goal for 2017 LTI Program Payouts.    For 2017, the Compensation Committee placed an overall performance goal for both the performance shares and the time-vesting restricted stock grants described below. For any payouts to be made, the Company’s 2017 operating income must meet or exceed $400,000,000. If this goal is met, restricted stock remains subject to additional two-year vesting requirements, as described below. Performance shares will be deemed earned at the maximum level, but upon completion of the full three-year performance cycle the Compensation Committee will use negative discretion to decrease the actual payout based on the results for the remaining performance goals, as described below.

Performance Shares:    Under the 2017 LTI Program, a three-year performance share award was granted. The performance metrics for earning the performance shares awarded under the 2017 LTI Program were determined by setting performance goals of ROIC and OR (defined the same as in the 2017 AIP) for each year of the three-year performance period. The average of the results for each year as measured against these performance goals at the end of the three-year performance period will then determine a preliminary payout percentage. Because a key part of the Company’s strategy is to have superior revenue growth in the industry, beginning in 2016 the Compensation Committee added an additional element to the LTI Program. The preliminary payout percentage resulting from the achievement of the OR and ROIC goals will be further adjusted based on the Company’s relative revenue growth compared to the other six Class I railroads as set forth in the following table:

Rank	Adjustment to Payout Percentage
1st	+40%
2nd	+20%
2nd to last place (6th)	-10%
Last place (7th)	-20%
Any other ranking (3rd, 4th or 5th)	No adjustment

The preliminary payout percentage, together with any adjustment for the Company’s relative revenue growth during the performance period, will then be multiplied by the total number of shares awarded at target to determine the number of performance shares earned. The Compensation Committee decided this was an appropriate manner to determine the shares earned, and believed this best aligned executives’ long-term incentive compensation with our multi-year business plan as well as with the interests of our stockholders.

Management may earn between 0% and 200% of the target performance share award by meeting or exceeding the performance criteria set for the three-year period. The performance criteria for the three-year plan were set at the February 2017 meeting of the Compensation Committee. The performance shares earned, if any, will vest at the end of the three-year period, on the later of (i) February 28, 2020 or (ii) the date the Compensation Committee certifies the financial results for the three-year Performance Period.

The Compensation Committee determined to use the Company’s ROIC and OR as the performance metrics for the performance shares under the 2017 LTI Program, weighted 75% and 25%, respectively. The

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Compensation Committee believes that ROIC allows it to not only assess the Named Executive Officers’ performance with respect to our earnings, but also allows the Compensation Committee to measure the efficiency of management in stewarding our capital base and determine the success of management in making long-term capital investment decisions to improve our financial and operating performance. ROIC provides the Compensation Committee a measurement that can hold management accountable for earning a return in excess of our cost of capital.

For this purpose, ROIC is defined as the quotient of the Company’s net operating profit after taxes (“NOPAT”) for the applicable performance period divided by the Company’s invested capital where

(i) NOPAT is the sum of the Company’s net income, interest expense and interest on the present value of the Company’s operating leases (all preceding items tax effected), with further adjustments to eliminate the after-tax effects of (a) adjustments included in Adjusted Diluted Earnings Per Share as reported by the Company, (b) fluctuations in the value of the Mexican peso against the U.S. dollar from the average exchange rates assumed in the Company’s 2017 long range plan, (c) impacts to fuel surcharge revenue, fuel expense and Mexican fuel excise tax credit for changes in fuel-related indices from the indices assumed in the Company’s 2017 long-range plan, (d) changes in statutory income tax rates and laws enacted after January 1, 2017 on the Company’s income tax expense, (e) business combinations or acquisitions, (f) changes in accounting principles and (g) as approved by the Compensation Committee, other transactions or events that were not contemplated at the time performance targets were established by the Compensation Committee; and

(ii) invested capital is the sum of the Company’s average equity balance, average debt balance and the present value of the Company’s operating leases, with further adjustments to eliminate the average invested capital impacts of (a) changes in accounting principles, (b) business combinations or acquisitions and (c) as approved by the Compensation Committee, other transactions or events that were not contemplated at the time performance targets were established by the Compensation Committee.

The Compensation Committee determined to use OR as the other performance metric believing it to be a good indicator of the Company’s financial performance and profitability. The Compensation Committee recognized that OR is a measure easily monitored by our management employees and is widely monitored by investors, and ensures a balance between growth in revenue and continuation of acceptable profit margins.

Following are the performance metrics for and the percentage payouts at each performance level for the 2017 LTI Program*:

Performance Level*	Return on Invested Capital (75% weight)		Consolidated Operating Ratio (25% weight)	Percentage Payout of Total Incentive Target
2017
Threshold	6.3%		67.1%	0%
Target	8.1%-8.5%		64.6%-64.1%	100%
Maximum	8.9%		63.6%	200%
2018
Threshold	-170 bp change	(1)	+230 bp change(1)	0%
Target	+10 bp to +50 bp	(1)	-20 bp to -70 bp(1)	100%
Maximum	+90 bp change	(1)	-120 bp change(1)	200%
2019
Threshold	-170 bp change	(1)	+230 bp change(1)	0%
Target	+10 bp to +50 bp	(1)	-20 bp to -70 bp(1)	100%
Maximum	+90 bp change	(1)	-120 bp change(1)	200%

(1)	Based on the immediately preceding year’s actual results.
*	These performance levels should not be viewed as predictions or estimates of future performance and the actual achievement of these levels is subject to numerous known and unknown risks and

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uncertainties including, without limitation, those described under “forward looking statements”, “risk factors” or similar headings in our quarterly and annual reports filed with the SEC. The Compensation Committee establishes these levels solely to help it align pay with performance. The levels are not intended to provide investors or any other party with guidance about our future financial performance or operating results.

For the year ended December 31, 2017, our ROIC was 9.09% and our OR was 63.69%. These results will be combined with the results of 2018 and 2019 to determine the average results of the three-year performance period that will be used to determine the number of performance shares earned under the 2017 LTI Program.

Restricted Stock:    In addition to the performance share component of the 2017 LTI Program, the Compensation Committee determined it appropriate that 25% of the award be in the form of time-based, cliff-vesting, restricted stock of the Company for purposes of acting as a management retention tool during the three-year term of the program. The restricted stock awarded under the 2017 LTI Program does not vest until February 28, 2020.

Options:    The other 25% of the award is in the form of time-based, non-qualified stock options under the 2017 LTI Program, which provides a high degree of alignment between management and stockholders. The options become vested and exercisable in equal installments on February 17, 2018, February 17, 2019 and February 17, 2020, respectively. The stock options must be exercised in all events no later than ten years from the date of grant. The exercise price of the stock options is equal to the fair market value of the Company’s common stock on the date of grant.

The restricted stock, stock options and performance shares granted to the Named Executive Officers were awarded under the Company’s 2008 Plan. The purpose of the 2008 Plan is to allow officers, directors, employees and consultants of KCS and its affiliates to acquire or increase equity ownership in the Company. The 2008 Plan was approved by the stockholders of the Company on October 7, 2008. In 2013, stockholders re-approved the material terms of the performance measures under the 2008 Plan for the payment of performance-based awards granted under the 2008 Plan. Equity awards made prior to May 4, 2017, were awarded under the 2008 Plan. Equity awards made after May 4, 2017 were awarded under the 2017 Plan.

Compensation Committee Report

The Compensation Committee has received and discussed with management the disclosures contained in the “Compensation Discussion and Analysis” in this Proxy Statement. Based on that review and analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

The Compensation Committee

Robert J. Druten, Chairman

David Garza-Santos

Janet H. Kennedy

Henry J. Maier

This Compensation Committee Report is not deemed “soliciting material”

and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

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Executive Compensation

Summary Compensation Table

The following table and narrative disclose compensation earned in 2017 by the Named Executive Officers. The table shows amounts earned by such persons for all services rendered in all capacities to KCS and its subsidiaries during the past year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Patrick J. Ottensmeyer,	2017	$869,125	$0	$2,396,600	$728,003	$1,845,153	$39,876	$5,878,757
President and Chief Executive Officer	2016	$727,515	$0	$4,202,326	$301,498	$1,237,968	$23,231	$6,492,538
	2015	$576,868	$91,609	$1,952,675	$234,501	$205,131	$20,514	$3,081,298

Michael W. Upchurch,	2017	$469,402	$0	$572,692	$160,262	$634,162	$41,130	$1,877,648
Executive Vice President and Chief Financial Officer	2016	$454,615	$0	$803,783	$160,240	$545,539	$50,380	$2,014,557
	2015	$445,701	$91,609	$550,204	$154,592	$139,059	$31,686	$1,412,851

Jeffrey M. Songer,	2017	$475,463	$0	$560,441	$160,262	$642,350	$39,490	$1,878,006
Executive Vice President	2016	$419,630	$0	$1,122,169	$88,496	$482,689	$18,832	$2,131,816
And Chief Operating Officer(5)

Brian D. Hancock,	2017	$414,783	$0	$558,703	$160,262	$560,371	$59,537	$1,753,656
Executive Vice President	2016	$403,770	$0	$757,135	$160,240	$484,524	$23,432	$1,829,101
and Chief Marketing Officer	2015	$188,406	$0	$974,700	$0	$58,783	$174,952	$1,396,841

Warren K Erdman,	2017	$427,322	$0	$436,362	$120,245	$494,838	$44,083	$1,522,850
Executive Vice President Administration and Corporate Affairs(6)

(1)	This column presents the aggregate grant date fair value of stock awards made in 2017, 2016 or 2015, as applicable, computed in accordance with FASB ASC Topic 718. For additional information, refer to Note 14 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC. The amount for 2017 reflects (a) the grant date fair value for time vested stock awards under our Executive Plan and the 2017 LTI Program, and (b) the probable outcome at grant date for the performance share grant made pursuant to the 2017 LTI Program. See Compensation Discussion and Analysis above for more detail on these awards, the Executive Plan, the 2017 LTI Program, and the Grants of Plan-Based Awards table for the value of each grant. The value of the 2017 performance shares awards, assuming the highest level of performance achieved, would be, respectively, as follows: Mr. Ottensmeyer — $2,912,031; Mr. Upchurch — $641,074; Mr. Songer —$641,074; Mr. Hancock — $641,074 and Mr. Erdman — $481,023.
(2)	This column presents the aggregate grant date fair value of option awards made in 2017, 2016 or 2015, as applicable, computed in accordance with FASB ASC topic 718. For additional information, refer to Note 14 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC.
(3)	See Compensation Discussion and Analysis for more information on these awards. Amounts in this column for 2016 have been adjusted for an inadvertent error in prior reporting, with equivalent adjustments to the “Total” column.

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(4)	“All Other Compensation” for the Named Executive Officers consists of:

Name		KCS 401(K) Plan Matching Contributions ($)(a)	Group Term Life Insurance Premiums ($)	AD&D Premiums ($)	LTD Premiums ($)	Matching Charitable Gifts ($)(b)	Financial Planning Reimbursement ($)	Other ($)(c)		Total ($)
Ottensmeyer	2017	$13,500	$720	$150	$312	$2,500	$0	$22,694		$39,876
	2016	$13,250	$720	$150	$312	$4,600	$4,199	$0		$23,231
	2015	$13,250	$1,380	$180	$276	$0	$5,428	$0		$20,514
Upchurch	2017	$13,500	$720	$150	$312	$25,500	$0	$948		$41,130
	2016	$13,250	$720	$150	$312	$30,000	$5,000	$948		$50,380
	2015	$13,250	$1,380	$180	$276	$10,600	$5,000	$1,000		$31,686
Songer	2017	$13,500	$720	$150	$312	$10,000	$11,343	$3,465		$39,490
	2016	$13,250	$720	$150	$312	$2,000	$1,950	$450		$18,832
Hancock	2017	$13,500	$720	$150	$312	$30,000	$11,665	$3,190		$59,537
	2016	$13,250	$720	$150	$312	$9,000	$0	$0		$23,432
	2015	$9,420	$645	$84	$129	$4,000	$0	$160,674	(d)	$174,952
Erdman	2017	$13,500	$720	$150	$312	$29,401	$0	$0		$44,083

(a)	Subject to Internal Revenue Service rules, we match 100% of each employee’s elective 401(k) contributions which do not exceed 5% of his or her compensation. For 2017, the maximum match was $13,500.
(b)	We provide a two-for-one Company match of eligible charitable contributions made by our Named Executive Officers. The maximum amount of contributions we will match in any calendar year for any Named Executive Officer is $15,000. Of this $15,000, only half may be contributed to one organization.
(c)	Amounts in this column for 2017 include: Mr. Ottensmeyer — $19,215 for personal use of the Company’s aircraft (calculated as the incremental cost to the Company of such use) and $3,479 for an annual physical exam; Mr. Upchurch — $948 for reimbursement of certain wellness services; Mr. Songer — $3,465 for an annual physical exam; Mr. Hancock — $2,259 for an annual physical exam, $707 for reimbursement of certain wellness services and $224 for airfare paid by for the Company for his spouse to accompany him on business. Certain other perquisites are provided to our Named Executive Officers, but do not result in an aggregate incremental cost to the Company, and thus, no value for any of these perquisites is included in the Summary Compensation Table. Specifically, (1) all employees of the Company, including the Named Executive Officers, are given the opportunity to use our stadium and arena suites to the extent the suites are not being used for business purposes; (2) our Named Executive Officers may use the services of their administrative assistants for limited personal matters; and (3) spouses of certain of our Named Executive Officers accompanied them on private aircraft chartered to transport the Named Executive Officers for business purposes.
(d)	“Other” for Mr. Hancock in 2015 includes $160,674 in relocation expenses.
(5)	Mr. Songer was a Named Executive Officer for the first time in 2016.
(6)	Mr. Erdman was not a Named Executive Officer in 2015 or 2016.

Narrative to Summary Compensation Table

Employment Agreements.    Each of the Named Executive Officers is a party to an employment agreement.

Pursuant to their respective employment agreements, Messrs. Ottensmeyer, Upchurch, Songer, Hancock and Erdman receive as compensation for their services an annual base salary at the rate approved by the Compensation Committee. The salaries for these executive officers shall not be reduced except as agreed to by the parties or as part of a general salary reduction applicable to all officers. Messrs. Ottensmeyer, Upchurch, Songer, Hancock and Erdman are eligible to participate in benefit plans or programs generally available to management employees. Each of the employment agreements of Messrs. Ottensmeyer, Upchurch, Songer, Hancock, and Erdman provide that the value of the respective Named Executive Officer’s annual compensation is fixed at a percentage of base salary for purposes of determining

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contributions, coverage and benefits under any disability insurance policy and under any cash compensation-based plan provided to the Named Executive Officer as follows: 145% for Messrs. Upchurch, Songer, Hancock, and Erdman; 175% for Ottensmeyer.

For information regarding potential payments to the Named Executive Officers upon termination of employment or change in control, see “Potential Payments Upon Termination of Employment or Change in Control” below.

Indemnification Agreements.    We have entered into indemnification agreements with our KCS officers and directors. Each of our Named Executive Officers is an officer of KCS. These agreements are intended to supplement our officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by our Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCS. The indemnification agreements provide for indemnification to the fullest extent permitted by the Delaware General Corporation Law and for the prompt advancement of expenses, including attorneys’ fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer was or is a party, is threatened to be made a party or is otherwise involved, or to which the director or officer was or is a party, is threatened to be made a party or is otherwise involved by reason of service in certain capacities. Under the indemnification agreements, if required by the Delaware General Corporation Law, an advancement of expenses incurred will be made upon delivery to us of an undertaking to repay all advanced amounts if it is ultimately determined by final adjudication that the officer or director is not entitled to be indemnified for such expenses. The indemnification agreements allow directors and officers to seek court relief if indemnification or expense advances are not received within specified periods, and obligate us to reimburse them for their expenses in pursuing such relief in good faith.

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Grants of Plan-Based Awards

The following table provides information for each of the Named Executive Officers regarding 2017 grants of annual incentive awards, equity incentive plan awards, restricted shares, and stock options.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards					All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Patrick J. Ottensmeyer	N/A	$0	$956,038	$1,912,075
	2/17/2017				0	16,757	(2)	33,514	(2)					$1,456,016
	2/17/2017					8,378	(3)							$727,964
	2/17/2017									2,447	(4)			$212,620
	2/17/2017											29,763	$86.89	$728,003
Michael W. Upchurch	N/A	$0	$328,581	$657,163
	2/17/2017				0	3,689	(2)	7,378	(2)					$320,537
	2/17/2017					1,844	(3)							$160,225
	2/17/2017									1,058	(4)			$91,930
	2/17/2017											6,552	$86.89	$160,262
Jeffrey M. Songer	N/A	$0	$332,824	$665,648
	2/17/2017				0	3,689	(2)	7,378	(2)					$320,537
	2/17/2017					1,844	(3)							$160,225
	2/17/2017									917	(4)			$79,678
	2/17/2017											6,552	$86.89	$160,262
Brian D. Hancock	N/A	$0	$290,348	$580,696
	2/17/2017				0	3,689	(2)	7,378	(2)					$320,537
	2/17/2017					1,844	(3)							$160,225
	2/17/2017									897	(4)			$77,940
	2/17/2017											6,552	$86.89	$160,262
Warren K. Erdman	N/A	$0	$256,393	$512,786
	2/17/2017				0	2,768	(2)	5,536	(2)					$240,512
	2/17/2017					1,384	(3)							$120,256
	2/17/2017									870	(4)			$75,594
	2/17/2017											4,916	$86.89	$120,245

(1)	The amounts reflected in these columns represent the threshold, target and maximum amounts that could have been earned under our 2017 AIP. Actual amounts paid for 2017 performance are reflected in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.
(2)	These amounts represent the threshold, target and maximum amounts that could have been earned for the performance share awards made under our 2017 LTI Program. See Compensation Discussion and Analysis for additional details of the 2017 LTI Program, including the performance goals. The amounts in the grant date fair value column represent the probable outcome at grant date of the performance goals for the 2017 LTI Program.
(3)	This amount reflects restricted stock awards granted under the 2008 Plan pursuant to our 2017 LTI Program. The shares vest in full three years after the grant date, subject to certain performance criteria to qualify for tax deductibility. For participants that are retirement eligible, 1/3 of the shares become non-forfeitable in three annual installments beginning one year from the grant date; however, such shares remain subject to sale and transfer restrictions in accordance with the original vesting schedule. Mr. Ottensmeyer and Mr. Erdman are retirement eligible and Mr. Upchurch will become retirement eligible during the vesting period. Holders of restricted stock are entitled to vote such shares and dividends declared on the Common Stock are accrued and paid to the participant upon the vesting of the restricted shares.

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(4)	This amount reflects restricted stock awards granted under the 2008 Plan pursuant to our Executive Plan. The shares vest in full one year after the grant date. For participants that are retirement eligible, the shares become non-forfeitable immediately; however, such shares remain subject to sale and transfer restrictions in accordance with the original vesting schedule. Mr. Ottensmeyer and Mr. Erdman are retirement eligible. Holders of restricted stock are entitled to vote such shares and dividends declared on the Common Stock are accrued and paid to the participant upon the vesting of the restricted shares.
(5)	The amounts in this column reflect non-qualified stock options granted under the 2008 Plan pursuant to our 2017 LTI Program. The options vest in equal 1/3 amounts on the first, second and third anniversary of the grant date.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information for each of the Named Executive Officers regarding outstanding stock options, unvested stock awards and unearned stock awards held by them as of December 31, 2017.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares of Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Ottensmeyer	6,850	—	$35.41	2/29/2020
	6,950	—	$52.62	2/22/2021
	4,690	—	$66.99	2/21/2022
	3,666	—	$97.77	2/20/2023
	3,876	—	$94.23	2/19/2024
	3,768	1,884	$119.35	2/17/2025
	4,374	8,746	$82.71	2/18/2026
	—	29,763	$86.89	2/16/2027
					17,631	$1,855,134
							48,096	(4)	$5,060,661
							30,000	(5)	$3,156,600
Upchurch	2,316	—	$52.62	2/22/2021
	3,126	—	$66.99	2/21/2022
	3,666	—	$97.77	2/20/2023
	3,876	—	$94.23	2/19/2024
	2,484	1,242	$119.35	2/17/2025
	2,325	4,648	$82.71	2/18/2026
	—	6,552	$86.89	2/16/2027
					10,126	$1,065,458
							15,128	(4)	$1,591,768
Songer	393	—	$97.77	2/20/2023
	411	—	$94.23	2/19/2024
	1,100	549	$119.35	2/17/2025
	1,284	2,567	$82.71	2/18/2026
	—	6,552	$86.89	2/16/2027
					19,593	$2,061,575
							11,658	(4)	$1,226,655
Hancock	2,325	4,648	$82.71	2/18/2026
	—	6,552	$86.89	2/16/2027
					18,559	$1,952,778
							15,128	(4)	$1,591,768
Erdman	11,400	—	$35.41	2/29/2020
	4,980	—	$52.62	2/22/2021
	3,362	—	$66.99	2/21/2022
	2,620	—	$97.77	2/20/2023
	2,777	—	$94.23	2/19/2024
	1,779	889	$119.35	2/17/2025
	1745	3,488	$82.71	2/18/2026
	—	4,916	$86.89	2/16/2027
					2,741	$288,408
							11,352	(4)	$1,194,457

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(1)	The vesting dates of the options listed in these columns are shown in the following table, and are subject to acceleration on a change of control or upon the retirement, death or disability of a Named Executive Officer.

Exercisable Date	Ottensmeyer	Upchurch	Songer	Hancock	Erdman
11/19/2010	2,283	—	—	—	3,800
12/08/2010	2,284	—	—	—	3,800
01/07/2011	2,283	—	—	—	3,800
02/23/2012	2,317	—	—	—	1,660
02/22/2013	1,564	—	—	—	1,121
02/23/2013	2,317	—	—	—	1,660
02/21/2014	1,222	1,222	131	—	874
02/22/2014	1,563	1,563	—	—	1,121
02/23/2014	2,316	2,316	—	—	1,660
02/20/2015	1,292	1,292	137	—	926
02/21/2015	1,222	1,222	131	—	873
02/22/2015	1,563	1,563	—	—	1,120
02/18/2016	1,884	1,242	550	—	890
02/20/2016	1,292	1,292	137	—	926
02/21/2016	1,222	1,222	131	—	873
02/18/2017	1,884	1,242	550	—	889
02/19/2017	4,374	2,325	1,284	2,325	1,745
02/20/2017	1,292	1,292	137	—	925
02/17/2018	9,921	2,184	2,184	2,184	1,639
02/18/2018	1,884	1,242	549	—	889
02/19/2018	4,373	2,324	1,284	2,324	1,744
02/17/2019	9,921	2,184	2,184	2,184	1,639
02/19/2019	4,373	2,324	1,283	2,324	1,744
02/17/2020	9,921	2,184	2,184	2,184	1,638

(2)	The vesting dates of the restricted and performance shares listed in this column are shown in the following table.

Vest Date	Ottensmeyer	Upchurch	Songer	Hancock	Erdman
01/05/2018	—	3,881	2,140	3,881	—
02/09/2018	—	1,058	917	897	—
02/23/2018	823	1,406	622	—	388
02/23/2018(a)	1,215	—	—	—	485
02/23/2018(b)	2,793				462
03/30/2018(c)	2,000	—	—	—	—
03/30/2018(a)	—	1,292	—	—	—
03/31/2018(b)		615
02/22/2019	1,215	645	1,070	1,937	484
02/22/2019(b)	2,793	615			461
03/29/2019(c)	2,000	—	—	—	—
08/30/2019	—	—	5,000	—	—
02/28/2020	2,792	614	1,844	1,844	461
03/13/2020	2,000	—	—	—	—
08/14/2020	—	—	—	10,000	—
04/09/2021	—	—	8,000	—	—
(a)	These shares remain subject to sale and transfer restrictions until February 22, 2019.
(b)	These shares remain subject to sale and transfer restrictions until February 28, 2020.
(c)	These shares remain subject to sale and transfer restrictions until March 13, 2020.

(3)	The amounts in these columns were calculated by multiplying the closing price of our Common Stock on the NYSE on December 29, 2017, the last trading day in 2017, which was $105.22 per share, by the number of shares of stock that have not vested.
(4)	This amount reflects the maximum performance shares for the performance shares granted pursuant to the 2016 LTI Program and the 2017 LTI Program, in each case which may be earned upon

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certification by the Compensation Committee of achievement of pre-determined performance goals for the performance period ending December 31, 2018 and December 31, 2019, respectively. See Compensation Discussion and Analysis for more information on the 2017 LTI Program. For information on the 2016 LTI Program, see the Compensation Discussion and Analysis in the Company’s 2017 Proxy Statement filed with the Securities and Exchange Commission on April 4, 2017. Actual amounts earned may be more or less than reflected depending on whether such performance shares are earned at the threshold, target or maximum level. If earned, these shares will vest on the later of (a) February 22, 2019 for the 2016 LTI Program and February 28, 2020 for the 2017 LTI Program or (b) the date the Compensation Committee certifies the achievement of the related performance targets. Performance shares that are not earned within the applicable performance period are forfeited.
(5)	This amount represents a one-time retention award of restricted shares that was granted to Mr. Ottensmeyer on July 1, 2016. The vesting of these shares is contingent on the satisfaction of certain performance conditions as explained in the Compensation Discussion and Analysis in the Company’s 2017 Proxy Statement filed with the Securities and Exchange Commission on April 4, 2017 under the section entitled “Performance Grant to Mr. Ottensmeyer.”

Option Exercises and Stock Vested

The following table provides information for each of the Named Executive Officers regarding stock option exercises and vesting of stock awards during 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Patrick J. Ottensmeyer	—	—	12,424(3)	$1,129,498
Michael W. Upchurch	—	—	5,305	$467,649
Jeffrey M. Songer	—	—	5,722	$576,996
Brian D. Hancock	—	—	13	$1,117
Warren K. Erdman	—	—	5,269(4)	$479,347

(1)	The value realized on shares that were sold immediately upon exercise is the difference between the actual sales price and the exercise price of the option. Otherwise, the value realized is the difference between the fair market value of our Common Stock (the closing price on the NYSE) on the trading day prior to the date of exercise and the exercise price of the option.
(2)	The value realized is the fair market value of our Common Stock (the closing price on the NYSE) on the trading day prior to the vesting date.
(3)	8,747 of these shares are no longer subject to forfeiture due to the fact that Mr. Ottensmeyer meets the retirement criteria under the 2008 Plan; however, they remain subject to sale and transfer restrictions.
(4)	2,635 of these shares are no longer subject to forfeiture due to the fact that Mr. Erdman meets the retirement criteria under the 2008 Plan; however, they remain subject to sale and transfer restrictions.

Potential Payments Upon Termination of Employment or Change in Control

As described above in the section titled “Narrative to the Summary Compensation Table,” each of our Named Executive Officers is a party to an employment agreement. Each agreement provides certain benefits in the event of the termination of the Named Executive Officer’s employment without cause or after a change in control. The agreements do not provide for any benefits in the event of the termination of employment resulting from death, disability or retirement. We believe that providing certain severance protections in the event of a change in control play an important role in attracting and retaining key executive officers. The Compensation Committee believes the severance benefits are an appropriate and necessary component of each Named Executive Officer’s compensation package.

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The severance benefits described below are required to be provided pursuant to the terms of employment agreements with our Named Executive Officers. These agreements may only be amended with the consent of the Named Executive Officer.

Severance Benefits Other than After a Change in Control

Each of Messrs. Ottensmeyer’s, Upchurch’s, Songer’s, Hancock’s, and Erdman’s employment agreement provides that in the event of termination of employment without cause for any reason other than a change in control, death, disability or retirement, such Named Executive Officer will receive one year of salary, payable in equal installments over a twelve-month period at the rate in effect immediately prior to the termination of his employment. Additionally, each is entitled to a continuation of health and life insurance costs for twelve months (fifteen months for Mr. Erdman). After termination of employment without cause for any reason other than a change in control, death, disability or retirement, the Named Executive Officer would not be entitled to accrue or receive benefits under any other employee benefit plan under the current provisions of such plans.

As part of his employment agreement, each of the Named Executive Officers has agreed not to use or disclose any trade secrets of the Company or any of its affiliates, as applicable, after any termination of his employment. Severance payments are conditioned upon the Named Executive Officer’s waiver of any claims against the Company upon termination. In addition, each Named Executive Officer has agreed not to compete with the business of the Company in the geographic area in which the Company operates for a period of one year following the date of termination (other than in the event of a change in control, with respect to Messrs. Ottensmeyer, Songer, Hancock, and Erdman). They have also agreed for a period of one year following the date of termination (other than in the event of a change in control with respect to Messrs. Ottensmeyer, Hancock, and Erdman) not to (i) divert business from the Company, (ii) accept any business of any customer or prospective customer of the Company with whom the Named Executive Officer had any contact or association or who was under the Named Executive Officer’s supervision, or the identity of whom was learned by the Named Executive Officer as a result of his employment with the Company, whether or not solicited by the Named Executive Officer or (iii) induce, solicit or cause any employee of the Company to leave the employ of the Company.

None of the Named Executive Officers are eligible to receive payments or benefits upon a voluntary termination of employment or a termination of employment for cause.

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Severance Benefits Following a Change in Control

Summary of Benefits.    In the event of a termination of employment by the Company without “cause” in the case of our Named Executives Officers, or a resignation by a Named Executive Officer for “good reason” (as defined below), within a two-year period after a change in control, the executives receive the following benefits pursuant to the terms of their respective employment agreements:

Cash Severance (paid in a lump sum, less any amounts paid over 12 months as described above for a termination without cause)	• Ottensmeyer: Salary x 2 x 1.75
• Upchurch: Salary x 2 x 1.60
• Songer: Salary x 2 x 1.60
• Hancock: Salary x 2 x 1.60 • Erdman: Salary x 2 x 1.60
Unvested Equity Awards	• Become immediately vested.
Health and Welfare Benefits

•  Medical, prescription and dental continue for all Named Executive Officers for one year (three years for Mr. Erdman) at the rate that would be charged to an active employee with similar coverage. Mr. Erdman may continue medical and prescription coverage following the attainment of age 60, at the cost of the executive, which cost may be no more than the cost of such benefits to active or retired peer executives at the Company immediately prior to the change in control.

Excise-Tax Protection and Tax Gross-Up

•  Under Mr. Erdman’s employment agreement, he is eligible to receive payment for excise taxes incurred as a result of any excess parachute payments, as well as a tax gross-up for income taxes payable as a result of the excise tax reimbursement.

Although the employment agreement of Mr. Erdman contains the excise tax protection and tax gross-up provisions described above, the Compensation Committee directed in 2006 that, going forward, no new employment agreements contain such provisions. The employment agreement of Mr. Erdman predated this decision. In addition, the health and welfare benefits contained in the Company’s U.S. executive employment agreements has been modified to limit this benefit to one year of medical and dental coverage paid for by the Company following a change in control.

Termination Provisions of Employment Agreements of Named Executive Officers

Definition of “cause” and “good reason.”    The employment agreements of Messrs. Upchurch, Songer, Hancock, and Erdman generally define “cause” in the context of a termination of employment prior to a change in control to include:

•	breach of the executive’s employment agreement by the executive;

•	dishonesty involving the Company;

•	gross negligence or willful misconduct in the performance of his duties;

•	failure to substantially perform his duties and responsibilities, including willful failure to follow reasonable instructions of the Board, President or other officer to whom he reports;

•	breach of an express employment policy;

•	fraud or criminal activity;

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•	embezzlement or misappropriation; or

•	breach of fiduciary duty to the Company.

The employment agreements of the Named Executive Officers generally define “cause” in the context of a termination of employment after a change in control to mean commission of a felony or a willful breach of duty, but excluding:

•	bad judgment or negligence;

•	an act or omission believed by the executive in good faith to be in or not opposed to the interest of the Company, without intent to gain a profit to which he is not entitled;

•	an act or omission with respect to which a determination could be made by the Board that the executive met the standard of conduct entitling him to indemnification by the Company; or

•	an act or omission occurring more than twelve months before the date on which any member of the Board knew or should have known about it.

The employment agreements of the Named Executive Officers generally define “good reason” in the context of a resignation by the executive after a change in control to include:

•	assignment to the executive of duties inconsistent with his position, authority or duties that result in a diminution or other material adverse change in his position, authority or duties;

•	for Mr. Erdman, a failure by the Company to comply with the change in control provisions in the agreement;

•	a material change in the geographic location where he performs his services;

•	a material diminution in compensation; or

•	any other action or inaction by the Company that constitutes a material breach of the agreement.

Triggering Events.    Messrs. Ottensmeyer’s, Upchurch’s, Songer’s, and Hancock’s employment agreements generally provide that the following events (which we also refer to as “triggering events”) constitute a “change in control”:

•	a majority of the members of the Company’s Board is replaced during any twelve-month period with directors whose appointment or election was not endorsed by a majority of the members of the Company’s Board, in office immediately prior to the date of such appointment or election; or

•	any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or group has acquired during a twelve- month period ending on the date of the most recent acquisition by such person or group ownership of stock of the Company possessing 30% or more of the total voting power of the outstanding stock of the Company; or

•	any person or group has acquired ownership of stock of the Company that constitutes more than 50% of the total fair market value or total voting power of the outstanding stock of the Company; or

•	any person or group has acquired during a twelve-month period ending on the date of the most recent acquisition by such person or group assets of the Company that have a total gross fair market value of more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition.

Mr. Erdman’s employment agreement generally provides that the following events (which we also refer to as “triggering events”) constitute a “change in control”:

•	for any reason at any time less than 75% of the members of our Board shall be incumbent directors, as described in the agreement; or

•

any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than as shall have become after September 18, 1997, according to a public announcement or filing, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of

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securities of KCS or KCSR representing 30% (or, with respect to certain payments to be made to the Named Executive Officer under his or her employment agreement, 40%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of our or KCSR’s then outstanding voting securities; or

•	the stockholders of KCS or KCSR shall have approved a merger, consolidation or dissolution of KCS or KCSR or a sale, lease, exchange or disposition of all or substantially all of our or KCSR’s assets, if persons who were the beneficial owners of the combined voting power of our or KCSR’s voting securities immediately before any such merger, consolidation, dissolution, sale, lease, exchange or disposition do not immediately thereafter beneficially own, directly or indirectly, in substantially the same proportions, more than 60% of the combined voting power of any corporation or other entity resulting from any such transaction.

Double-Trigger Severance Benefits

Severance benefits under the employment agreements for our Named Executive Officers do not become due only upon a change in control. Severance benefits are payable upon a termination of employment without cause or a resignation for good reason within a two-year period (three-years for Mr. Erdman) after a change in control. Requiring that a termination of employment without cause or a resignation for good reason after a change in control before certain compensation and benefits are available is called a “double trigger.” We believe a double trigger for severance benefits is in the best interest of our stockholders because it:

•	encourages executives to help transition through a change in control;

•	mitigates any potential disincentive for the executives when they are evaluating and/or implementing a potential change in control, particularly when the acquiring company may not require the services of our executives; and

•	protects executives from termination of employment without cause or an adverse change in position following a change in control.

Reasonableness of Change in Control Severance Payments

The post-employment termination compensation and benefits described above are required under the terms of employment agreements with the Named Executive Officers. These benefits may be amended only with the consent of the executive. In 2013, the Compensation Committee asked the Compensation Consultant to perform a competitive analysis of the Company’s employment agreements with respect to the reasonableness of the change in control severance payments thereunder. The Compensation Consultant advised that the potential financial impact of change in control severance arrangements in the general marketplace was approximately 1-3% of the transaction value. Based on the results of this information and the analysis performed by the Compensation Consultant, which were presented to the Compensation Committee in February 2013, the Compensation Committee determined that the benefits included and amounts paid under these agreements, including amounts paid upon a change of control of the Company, were reasonable and not in excess of predominant market practices and were consistent with the compensation philosophy adopted by the Compensation Committee.

Other Compensatory Plans that Provide Benefits on Retirement or Termination of Employment

Described below are the portions of our compensation plans in which the accounts of Named Executive Officers become vested as a result of (a) their retirement, death, disability or termination of employment, (b) a change in control of us, or (c) a change in the Named Executive Officer’s responsibilities following a change in control.

KCS 401(k) Plan.    Participants, including our Named Executive Officers, are fully vested in their accounts under the KCS 401(k) Plan, other than their matching contributions. Subject to certain exceptions, Company matching contributions vest as follows: 20% vesting after two years of service, 40% after

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three years of service, 60% after four years of service and 100% after five years of service. Vesting is accelerated in the case of retirement at age 65, death or disability or upon a change in control of us (as defined in the KCS 401(k) Plan). Distribution of benefits under the KCS 401(k) Plan will be made in connection with a participant’s death, disability, retirement or other termination of employment. Subject to certain restrictions, a participant may elect whether payment of his or her benefits will be in a lump sum or installments. Benefits are normally paid in cash. However, to the extent a participant’s accounts are invested in whole shares of our Common Stock, the participant may elect to receive distributions of benefits under the KCS 401(k) Plan in cash, whole shares of our Common Stock, or in a combination of cash and whole shares of our Common Stock.

2017 Plan.    Beginning on May 4, 2017, all equity awards have been made under the 2017 Plan. The 2017 Plan has substantially the same terms as the 2008 Plan, which are described below. None of our Named Executive Officers had any outstanding equity awards as of December 31, 2017 issued under the 2017 Plan; therefore, the tables below reflect only awards under the 2008 Plan and related award agreements.

2008 Plan.    Subject to the terms of the specific award agreements, under the 2008 Plan, the termination of affiliation of a grantee of an award by reason of death, Disability, Retirement or on account of a Change of Control (as such terms are defined in the 2008 Plan) may accelerate the ability to exercise an award.

Death or Change of Control. Upon the death, or upon the termination of affiliation on account of a Change of Control, of a grantee of an award under the 2008 Plan, unless otherwise specified in the award agreement:

(i) the grantee’s restricted shares and restricted share units, if any, that were forfeitable will become nonforfeitable,

(ii) any options or stock appreciation right (“SAR”) not exercisable at that time will become nonforfeitable and exercisable and the grantee’s personal representative or other transferee upon death may exercise such options or SARs up to the earlier of the expiration of the option or SAR term, one year after the death of the grantee, or ten years from the grant date of the award,

(iii) the benefits payable with respect to any performance share or performance unit for which the performance period has ended will become nonforfeitable, and the benefits payable with respect to any performance share or performance unit for which the performance period has not ended will become nonforfeitable in the amount that would be earned for such performance period if the performance goals for such performance period were met at target, and

(iv) any shares subject to a deferred stock award will become nonforfeitable.

Disability or Retirement. Upon the termination of affiliation by reason of Disability or Retirement of a grantee of an award under the 2008 Plan, unless otherwise specified in the award agreement:

(i) the grantee’s restricted shares and restricted share units, if any, that were forfeitable will become nonforfeitable in a number determined by multiplying the total number of restricted shares and restricted share units by a fraction, the numerator of which is the number of twelve-month periods of employment commencing on the grant date that have been completed by the grantee, and the denominator of which is the total number of twelve-month periods in the period of restriction,

(ii) any options or SARs not exercisable at that time will become nonforfeitable and exercisable and the grantee or the grantee’s legal representative (or the grantee’s transferee upon the death of the grantee) may exercise such options or SARs up to the earliest of the expiration of the option or SAR term, one year following the grantee’s termination of affiliation by reason of Disability, five years following the grantee’s termination of affiliation by reason of Retirement (for options granted prior to February 2015) or 10 years from the grant date of the award,

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(iii) the benefits payable with respect to any performance share or performance unit for which the performance period has ended will become nonforfeitable, and the benefits payable with respect to any performance share or performance unit for which the performance period has not ended will be forfeited, and

(iv) any shares subject to a deferred stock award will become nonforfeitable.

Other Termination of Affiliation. Upon the termination of affiliation of a grantee of an award under the 2008 Plan for any reason other than death, Disability, Retirement, or on account of a Change of Control, then, unless otherwise specified in the award agreement:

(i) the grantee’s restricted shares and restricted share units, if any, that were forfeitable on the date of the grantee’s termination of affiliation, are forfeited on that date;

(ii) any options or SARs not exercisable at that time will be forfeited, and any options or SARs that are vested and exercisable or become exercisable at that time may be exercised by the grantee up to the earlier of the expiration of the option or SAR term, three months following the grantee’s termination of affiliation, or ten years from the grant date of the award; provided, however, that if termination of affiliation is for Cause (as defined in the 2008 Plan), then any unexercised options or SARs will be forfeited;

(iii) the benefits payable with respect to any performance share or performance unit for which the performance period has ended but which are not vested will be forfeited, and the benefits payable with respect to any performance share or performance unit for which the performance period has not ended will be forfeited; and

(iv) any nonvested shares subject to a deferred stock award will be forfeited.

Certain Award Agreements under 2008 Plan. Certain award agreements provide for alternate termination provisions than those provided for in the 2008 Plan.

•	Restricted Shares Award Agreements for newly hired or promoted executives provide that if there is a termination of affiliation by reason of retirement prior to vesting, then for every consecutive twelve-month period of employment completed during the period beginning on the grant date and ending on the date of termination of affiliation by reason of retirement, 1/5 of the number of restricted shares will vest and no longer be subject to restriction.

•	Restricted Shares and Performance Shares Award Agreements for the 2015 LTI Program, 2016 LTI Program, and 2017 LTI Program provide that the restricted shares will vest and no longer be subject to restrictions upon a termination of affiliation by reason of a disability prior to vesting. Additionally, for the performance shares, if there is a termination of affiliation due to a disability prior to vesting, then upon such termination of affiliation the executive will be deemed to have earned a number of shares determined as if the Performance Goals were at target. Also, for the performance shares, if there is a termination of affiliation prior to vesting due to retirement, a portion of the performance shares will be forfeited where the forfeited portion shall equal the number of performance shares times a fraction, the numerator of which is the total number of remaining whole months in the performance period and the denominator of which is thirty-six months. The portion of performance shares not forfeited pursuant to the foregoing shall be earned based on the applicable performance percentage achieved and shall be paid on the later of the vesting date or the date the results are certified.

•	Restricted Shares Award Agreements used for our Executive Plan provide that restricted shares will no longer be subject to restrictions upon a termination of affiliation due to retirement prior to vesting.

•

Restricted Shares Award Agreements for the 2016-SAIP provide that the restricted shares will vest and no longer be subject to restrictions upon a termination of affiliation by reason of a disability prior to vesting. The agreements also provide that upon the attainment of the applicable target

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share price goal(s) the restricted shares will vest and no longer be subject to restrictions upon a termination of affiliation by reason of retirement.

•	The Restricted Shares Award Agreement for Mr. Ottenmeyer’s award granted on July 1, 2016 provides that restricted shares will vest and no longer be subject to restrictions upon a termination of affiliation by reason of a disability prior to vesting. The agreement also provides that the restricted shares will forfeit upon a termination of affiliation by reason of retirement.

•	Restricted Shares and Stock Option Award Agreements generally provide that all awards become fully vested or exercisable upon a Change of Control.

Trusts Securing the Rights of the Officers, Directors, Employees and Former Employees

We have established a series of grantor trusts (commonly referred to as “rabbi” trusts) that are intended to secure the rights of our officers, directors, employees, former employees and others (each a “Beneficiary”) under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from us and, following a change in control of the Company (as defined by the trust), if we fail to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary’s trust account, or in the general trust account, to discharge such obligations as they become due, to the extent of available trust assets. The trusts require that we be solvent as a condition to making distributions. Trusts have been established with respect to the employment continuation commitments under employment agreements, the Executive Plan, the Directors’ Deferred Fee Plan, indemnification agreements, the 2008 Plan and our charitable contribution commitments, among others. New trusts were executed on February 24, 2011. The new trusts are revocable by the Board of Directors until a change in control of the Company. KCSR has established similar trusts tied to any failure by KCSR to honor its obligations to beneficiaries following a change in control of KCSR.

Tables Summarizing Payments Upon Employment Termination

The following tables summarize the estimated payments that would be made under each contract, agreement, plan or arrangement which provides for payments to a Named Executive Officer at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or dismissal or resignation for good reason following a change in control. None of our Named Executive Officers are eligible to receive payments upon a voluntary resignation or a termination for cause (as defined above), except that because Messrs. Ottensmeyer and Erdman meet the definition of “retirement” under the 2008 Plan in that each is over 55 years old and has over ten years of service to KCS, they have restricted stock that is non-forfeitable and would be payable upon a voluntary resignation. In accordance with SEC regulations, we do not report any amount to be provided under any arrangement which does not discriminate in scope, terms or operation in favor of our Named Executive Officers and which is available generally to all salaried employees in the United States. The following tables do not repeat information provided in the Summary Compensation Table or the Outstanding Equity Awards at Year-End Table, except to the extent the amount payable would be enhanced by the termination event.

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For purposes of the quantitative disclosure in the following tables, and in accordance with SEC regulations, we have assumed that the termination took place on December 29, 2017, the last trading day in 2017, and that the price per share of our Common Stock was $105.22, the closing market price on that date.

	Patrick J. Ottensmeyer
Benefit	Death	Disability	Retirement	Change in Control	Without Cause or Good Reason
Cash Severance	$—	$—	$—	$3,064,250	$875,500

Equity (Intrinsic Value)
Unvested Restricted Stock	$4,994,057	$4,994,057	$—	$4,994,057	$—
Unvested Performance Shares	$2,943,845	$2,943,845	$1,116,700	$2,943,845	$—
Unexercisable Options	$742,428	$742,428	$742,428	$742,428	$—

Total	$8,680,330	$8,680,330	$1,859,128	$8,680,330	$—

Other Benefits
Health & Welfare (Present Value)	$—	$—	$—	$4,624	$4,624

Total	$—	$—	$—	$4,624	$4,624

Total	$8,680,330	$8,680,330	$1,859,128	$11,749,204	$880,124

	Michael W. Upchurch
Benefit	Death	Disability	Retirement	Change in Control	Without Cause or Good Reason
Cash Severance	$—	$—	$—	$1,513,104	$472,845

Equity (Intrinsic Value)
Unvested Restricted Stock	$1,053,778	$1,053,778	$—	$1,053,778	$—
Unvested Performance Shares	$1,068,404	$1,068,404	$—	$1,068,404	$—
Unexercisable Options	$224,725	$224,725	$—	$224,725	$—

Total	$2,346,907	$2,346,907	$—	$2,346,907	$—

Other Benefits
Health & Welfare (Present Value)	$—	$—	$—	$8,954	$8,954

Total	$—	$—	$—	$8,954	$8,954

Total	$2,346,907	$2,346,907	$—	$3,868,965	$481,799

	Jeffrey M. Songer
Benefit	Death	Disability	Retirement	Change in Control	Without Cause or Good Reason
Cash Severance	$—	$—	$—	$1,532,640	$478,950

Equity (Intrinsic Value)
Unvested Restricted Stock	$2,056,420	$2,056,420	$—	$2,056,420	$—
Unvested Performance Shares	$734,015	$734,015	$—	$734,015	$—
Unexercisable Options	$177,881	$177,881	$—	$177,881	$—

Total	$2,968,316	$2,968,316	$—	$2,968,316	$—

Other Benefits
Health & Welfare (Present Value)	$—	$—	$—	$13,821	$13,821

Total	$—	$—	$—	$13,821	$13,821

Total	$2,968,316	$2,968,316	$—	$4,514,777	$492,771

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	Brian D. Hancock
Benefit	Death	Disability	Retirement	Change in Control	Without Cause or Good Reason
Cash Severance	$—	$—	$—	$1,337,040	$417,825

Equity (Intrinsic Value)
Unvested Restricted Stock	$1,952,778	$1,952,778	$—	$1,952,778	$—
Unvested Performance Shares	$795,884	$795,884	$—	$795,884	$—
Unexercisable Options	$224,725	$224,725	$—	$224,725	$—

Total	$2,973,387	$2,973,387	$—	$2,973,387	$—

Other Benefits
Health & Welfare (Present Value)	$—	$—	$—	$13,821	$13,821

Total	$—	$—	$—	$13,821	$13,821

Total	$2,973,387	$2,973,387	$—	$4,324,248	$431,646

	Warren K. Erdman
Benefit	Death	Disability	Retirement	Change in Control	Without Cause or Good Reason
Cash Severance	$—	$—	$—	$1,203,126	$430,456

Equity (Intrinsic Value)
Unvested Restricted Stock	$280,096	$280,096	$—	$280,096	$—
Unvested Performance Shares	$792,412	$792,412	$309,242	$792,412	$—
Unexercisable Options	$168,625	$168,625	$168,625	$168,625	$—

Total	$1,241,133	$1,241,133	$477,867	$1,241,133	$—

Other Benefits
Health & Welfare (Present Value)	$—	$—	$—	$47,673	$27,078

Total	$—	$—	$—	$47,673	$27,078

Total	$1,241,133	$1,241,133	$477,867	$2,491,932	$457,534

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our CEO, Mr. Patrick J. Ottensmeyer, and the annual total compensation of our employees. This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on our payroll and employment records and the methodology described below. The Securities and Exchange Commission rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth below, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

For the year ended December 31, 2017:

•	The median of the annual total compensation of all employees of the Company (other than our CEO) was $46,019 (based on the exchange rate reported by Banco de Mexico on December 31, 2017 of 19.7354 Mexican pesos per U.S. dollar.)

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•	The annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $5,875,278.

•	Based on this information, for 2017 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 128 to 1.

To facilitate analysis and benchmarking with other U.S. Class I railroads, we are also providing the following information about the relationship of the annual total compensation of our CEO and the annual total compensation of employees who are located in the U.S. (“U.S. Employees”). The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K, except for the inclusion of only U.S. Employees.

For the year ended December 31, 2017:

•	The median of the annual total compensation of U.S. Employees of the Company (other than our CEO) was $87,483.

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $5,875,278.

•	Based on this information, for 2017 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of U.S. Employees was 67 to 1.

Following is the methodology and material assumptions we applied to identify the median of the annual total compensation of all employees and the median of the annual total compensation of U.S. Employees, as well as to determine the annual total compensation of the respective “median employee”:

•	We selected October 31, 2017 as the date upon which to identify the respective median employee. No significant changes to the respective employee populations have occurred subsequent to October 31, 2017.

•	As of October 31, 2017, our employee population consisted of approximately 7,100 full-time employees, with approximately 3,100 of these individuals located in the U.S. and approximately 4,000 located in Mexico. Approximately 75% of our employees located in the U.S. are covered by collective bargaining agreements and approximately 80% of our employees located in Mexico are covered by a labor agreement with the Mexican railroad union (Sindicato de Trabajadores Ferrocarrileros de la República Mexicana).

•	Workers not employed by the Company were excluded from the determination of the respective “median employee”, as such workers are employed by unaffiliated third parties, and their compensation is determined by those unaffiliated third parties.

•	To identify the respective “median employee” from the total employee population and from the U.S. Employee population, we compared, for the twelve months ended October 31, 2017, the aggregate amount of:

•	Salary or wages, as applicable;

•	Annual cash incentive payments;

•	Payments required by Mexican labor law or consistent with Mexican customary practice, including Christmas bonus, vacation premium, food stipends and statutory profit sharing;

•	The Company’s 401(k) or Mexican savings fund matching contributions.

The Company believes the resulting compensation measure is the most comparable measure between the U.S. and Mexico employee populations.

•	In making the above determination for the total employee population, amounts paid in Mexican pesos were converted to U.S. dollars at an exchange rate of 19.1474 Mexican pesos per U.S. dollar, the exchange rate reported by Banco de Mexico on October 31, 2017.

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•	In making the above determinations for the total employee population and for the U.S. Employee population, we annualized the compensation of approximately 850 and 300 full-time employees, respectively, who did not work for us for the entire twelve-month period due to being hired or taking unpaid leaves of absence during the period.

•	We identified our respective median employees using this compensation measure, which was consistently applied to all employees included in the respective calculation.

•	We did not make any cost-of-living adjustment in identifying the respective median employees.

•	For each of the median employees, we combined all elements of the respective employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K and consistent with the determination of the total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement.

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Director Compensation

This section describes the compensation paid to our directors. Only directors who are not members of management receive compensation for service as a director. Patrick J. Ottensmeyer, our President and CEO, serves on our Board, but is not paid any compensation for his service on the Board. His compensation as an executive is described in the Summary Compensation Table included in this Proxy Statement.

Director Fees

Director Compensation Practices

The Compensation Committee recommends each component of director compensation to the Board. Based upon advice from its compensation consultant, the Compensation Committee seeks to recommend compensation packages, including both cash and stock components, that are competitive with the Company’s peer groups. The Board does not delegate its authority for determining director compensation to any other person.

In recommending director compensation, the Compensation Committee may consider, and determine the weight it will give to, any combination of the following:

•	market competition for directors;

•	securities law and NYSE independence, expertise and qualification requirements;

•	director compensation provided by peer group companies selected by the Compensation Committee with the assistance of the Compensation Consultant;

•	directors’ duties and responsibilities; and

•	director retention.

Director Compensation Program

We revised our director compensation program in May 2017. We increased our annual stock and cash retainers and eliminated meeting fees. Directors received meeting fees for meetings held in January 2017 through May 2017.

Under the updated director compensation program each non-management director receives the following compensation for his or her service as a member of the Board:

Annual Cash Retainers for Board and Committee Membership

Type	Amount
Board of Directors	$75,000
Chair of the Board	$100,000
Committee Chair	$20,000
Committee Membership	$10,000

Fees per Meeting Attended — Effective January 2017 to May 2017

Type	Amount
Board (in person meeting)	$4,000
Board (telephonic meeting)	$3,000
Committee (in person meeting)	$2,000
Committee (telephonic meeting)	$1,500

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Director Stock Awards

Under the director compensation program, each non-management director is awarded a grant of Common Stock under the 2017 Plan on the date of each annual meeting or on the date of their election to the Board, which vests immediately. The grant is for a number of shares equal to approximately $105,000 in value. Each director elected at the 2017 Annual Meeting of Stockholders was awarded 1,196 shares of Common Stock calculated using a 30-day average closing price of $87.78 per share. Each director elected on May 26, 2017 (Ms. Beebe, Ms. Kennedy, Mr. Krebs, and Mr. Maier), was awarded 1,159 shares of Common Stock calculated using a 30-day average closing price of $90.53 per share.

Director Stock Ownership Guidelines

The Board has adopted stock ownership guidelines for directors that require each director to beneficially own shares of our Common Stock with a fair market value equal to at least five times the base annual cash retainer for serving as a Board member (currently 5 x $75,000 = $375,000). Deferred shares granted to directors will count toward this requirement. Directors must achieve this ownership level within five years from the date of their election to the Board. All of the directors who have been on the Board for at least five years currently meet this stock ownership requirement.

Director Expense Reimbursement

In addition to compensating the directors as discussed above, we also reimburse the directors for their expenses in attending Board and Committee meetings.

Directors’ Fee Deferral Plans

Directors are permitted to defer receipt of directors’ cash fees and retainers under an unfunded Directors’ Deferred Fee Plan (which we refer to as the “Deferred Fee Plan”) adopted by the Board. Earnings on deferred fees and earnings credited to the director’s account are determined by the hypothetical “investment” of deferred fees based on the director’s election among investment options designated by us from time to time for the Deferred Fee Plan. An underlying investment rate determined from time to time by the Board (currently the rate on United States Treasury securities with a maturity of 10 years plus one percentage point, adjusted annually on July 1) is used to credit with interest any part of a director’s account for which a mutual fund has not been designated as the hypothetical “investment.” A director’s account value will be paid after the director ceases to be a director of KCS. Amounts deferred, including related earnings, will be paid either in installments or a lump sum, as elected by the director. Distributions under the Deferred Fee Plan are allowed prior to cessation as a director in certain instances as approved by the Board. The Board may designate a plan administrator, but in the absence of such designation, the Corporate Secretary of KCS will administer the Deferred Fee Plan. Mr. McDonnell participated in the Deferred Fee Plan during 2017.

In 2011, the Board adopted the Director Deferred Stock Program (the “Deferred Stock Program”). Under the Deferred Stock Program, cash retainers paid each year may be deferred into shares of KCS common stock. Meeting fees are not eligible for the Deferred Stock Program. Directors may defer a percentage or a specific dollar amount into KCS common stock. The number of shares granted under the Deferred Stock Program will be equal to (a) the aggregate value of annual cash retainers elected to be deferred, divided by (b) the fair market value per share on the grant date. The stock is 100% vested, but has no voting rights. Dividend equivalents (if any) will also be credited to the KCS deferred stock account. Dividend equivalents are credited to the director’s deferred stock account as of the date the Company pays any dividend (whether in cash or in kind) on its Common Stock in an amount equal to the ratio of (A) the aggregate value of the dividend that would have been payable on the deferred stock held by the Director immediately prior to such payment date had the shares represented by such deferred stock been outstanding as of such payment date to (B) the fair market value per share as of such date. Directors may elect the date that distribution of the deferred shares occurs. They may also choose to receive payment in either lump sum or installments (up to 5 years). Payment will be accelerated in the event of a change in control of KCS or the director’s death. Mr. Druten participated in the Deferred Stock Program during 2017.

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2017 Director Compensation

The following table shows the compensation paid to our directors in 2017.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(6)	Total ($)
Lydia I. Beebe	$85,000		$111,206	$0	$30,060	$226,266
Lu M. Córdova	$118,500		$109,578	$0	$19,746	$247,824
Henry R. Davis(3)	$4,000		$0	$0	$13	$4,013
Robert J. Druten	$223,000	(4)	$109,578	$0	$28,475	$361,053
Terrence P. Dunn	$101,000		$109,578	$0	$30,067	$240,645
Antonio O. Garza, Jr.	$106,500		$109,578	$0	$55,102	$271,180
David Garza-Santos	$95,000		$109,578	$0	$102	$204,680
Janet H. Kennedy	$85,000		$111,206	$0	$60	$196,266
Mitchell J. Krebs	$95,000		$111,206	$0	$14,560	$220,766
Henry J. Maier	$85,000		$111,206	$0	$60	$196,266
Thomas A. McDonnell	$118,500	(5)	$109,578	$0	$30,067	$258,145
Rodney E. Slater	$93,000		$109,578	$0	$102	$202,680
David L. Starling(3)	$20,667		$0	$0	$30,022	$50,689

(1)	This column presents the aggregate grant date fair value of stock awards made in 2017 computed in accordance with FASB ASC Topic 718. The shares were awarded under our 2017 Plan. Each director received a grant of 1,196 shares of Common Stock on May 5, 2017, except for Ms. Beebe, Ms. Kennedy, Mr. Krebs and Mr. Maier who received a grant of 1,159 shares of Common Stock on May 30, 2017 following their election to the Board.
(2)	No options were granted to any director in or for 2017.
(3)	Mr. Davis and Mr. Starling retired from the Board of Directors on May 4, 2017.
(4)	Mr. Druten deferred receipt of $215,000 pursuant to the Directors Deferred Stock Program. He accrued 2,326 deferred shares as a result of this deferral and receives dividend equivalents on such deferred shares.
(5)	Mr. McDonnell deferred receipt of $118,500 pursuant to the Directors Deferred Fee Plan.
(6)	All Other Compensation for directors consists of:

Name	Group Term Life Premiums	AD&D Premiums	Charitable Matching Gifts(a)	Other (b)	Total
Lydia I. Beebe	$49	$11	$30,000	$0	$30,060
Lu M. Córdova	$84	$18	$19,644	$0	$19,746
Henry R. Davis	$11	$2	$0	$0	$13
Robert J. Druten	$55	$12	$28,408	$0	$28,475
Terrence P. Dunn	$55	$12	$30,000	$0	$30,067
Antonio O. Garza, Jr.	$84	$18	$19,000	$36,000	$55,102
David Garza-Santos	$84	$18	$0	$0	$102
Janet H. Kennedy	$49	$11	$0	$0	$60
Mitchell J. Krebs	$49	$11	$14,500	$0	$14,560
Henry J. Maier	$49	$11	$0	$0	$60
Thomas A. McDonnell	$55	$12	$30,000	$0	$30,067
Rodney E. Slater	$84	$18	$0	$0	$102
David L. Starling	$18	$4	$30,000	$0	$30,022
(a)	We provide a two-for-one Company match of eligible charitable contributions made by our directors. The maximum amount of contributions we will match in any calendar year for any director is $15,000. Of this $15,000 maximum, only half may be contributed to one organization.
(b)	“Other” for Mr. Garza consists of director fees paid by the Company’s wholly owned subsidiary, Kansas City Southern de Mexico, S.A. de C.V., for serving as Chairman of its board of directors.

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Certain Transactions

The Board of Directors is empowered to review, approve and ratify any transactions between the Company and “related persons,” as that term is defined by Item 404 of Regulation S-K. The charter of the Nominating Committee contains procedures for the review of related person transactions and the reporting of such transactions by the Nominating Committee to the full Board of Directors for approval or ratification. These transactions, which include any financial transaction, arrangement or relationship or any series of similar transactions, are reviewed for approval or ratification for any transaction between the Company and its directors, director nominees, executive officers, greater than five percent beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single fiscal year. The Nominating Committee has directed the Corporate Secretary to review on behalf of the Nominating Committee responses to annual director and officer questionnaires to determine whether any related person has, or has had, a direct or indirect material interest in any transaction with the Company or its subsidiaries, other than the receipt of ordinary director or officer compensation in the last fiscal year. The charter of the Audit Committee contains procedures designed to ensure that any related person transactions that are ratified or approved by the Nominating Committee are properly reported by the Company in its financial statements and SEC filings.

The policy outlined in the Nominating Committee Charter provides that the Nominating Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the Nominating Committee takes into account, among other factors it deems appropriate:

•	the significance of the transaction to the Company;

•	the best interests of the Company’s stockholders;

•	the materiality of the transaction to the related person;

•	whether the transaction is significantly likely to impair any judgments an executive officer or director would make on behalf of the Company;

•	the Company’s Code of Business Conduct and Ethics;

•	whether a related person serves on the Compensation Committee and if so, whether such continued service is appropriate in accordance with the Compensation Committee charter; and

•	whether the terms of the transaction are more favorable to the Company than would be available from an unrelated third party.

There were no related party transactions in 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and certain other officers and persons who own more than 10 percent of our Common Stock or Preferred Stock (collectively “Reporting Persons”), to file reports of their ownership of such stock and changes in such ownership with the SEC, the NYSE and KCS (the “Section 16 Reports”). Based solely on a review of the Section 16 Reports for 2017 and any amendments thereto furnished to us and written representations from certain of the Reporting Persons, other than as described below, we believe no Reporting Person was late in filing such Section 16 Reports for fiscal year 2017. Ms. Suzanne M. Grafton, Vice President and Chief Accounting Officer, filed a Form 4 on August 29, 2017 to report a transaction that occurred on August 15, 2017.

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Report of Audit Committee

In accordance with the Audit Committee’s written charter duly adopted by the Board of Directors, we have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2017.

Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s independent registered public accounting firm, for the year ended December 31, 2017, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and to issue a report thereon. Our responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

We have discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees.

We discussed with KPMG LLP the overall scope and plans for their audit. We met with KPMG LLP, with and without management present, to discuss the results of their audit, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee concerning independence, and have discussed with KPMG LLP their independence from management.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company’s annual report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

The Audit Committee

Thomas A. McDonnell, Chairman

Lu M. Córdova

Mitchell J. Krebs

This Audit Committee Report is not deemed “soliciting material”

and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act

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Independent Registered

Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm.

KPMG LLP (“KPMG”) served as our independent registered public accounting firm for the year ended December 31, 2017. KPMG audited our consolidated financial statements we filed with the SEC under the Exchange Act and audited the Company’s internal control over financial reporting. KPMG also performed professional services in connection with a shelf registration statement we filed with the SEC under the Securities Act of 1933, as amended.

Independent Registered Public Accounting Firm Fees

The following table presents the total fees for professional audit and other services rendered by KPMG for the years ended December 31, 2017 and 2016 (in thousands).

	Year Ended December 31,
	2017	2016
Audit fees(1)	$2,255.7	$2,275.6
Audit-related fees(2)	60.0	80.0
Tax fees(3)	50.0	23.2

Total	$2,365.7	$2,378.8

(1)	Audit fees principally include fees for the audit of our consolidated financial statements included in our annual report on Form 10-K and internal control over financial reporting (integrated audit); the review of financial statements included in our quarterly reports on Form 10-Q; the audit for statutory purposes of the consolidated financial statements of KCSM, our wholly-owned subsidiary; and services routinely provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of fees for other attestation and related services that are reasonably related to the performance of the audit or review of our financial statements.
(3)	Tax fees consist of tax compliance services.

Pre-Approval Policy

The Audit Committee’s pre-approval policies and procedures, as described in its charter, provide that the Audit Committee will approve all services and fees for audit and non-audit services prior to engagement. The Chair of the Audit Committee is authorized to pre-approve any audit and non-audit services on behalf of the Audit Committee, provided that such decisions are provided to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved all services provided by KPMG for 2017.

Change in our Independent Registered Public Accounting Firm for 2018

In fulfilling its responsibilities for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, at least annually, the Audit Committee evaluates the independence, professional qualifications, and performance of the Company’s independent registered public accounting firm and that of the lead engagement partner.

In 2017, the Audit Committee and the Company decided to broaden this annual evaluation and to conduct a competitive process to select an independent registered public accounting firm to provide audit

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and related services to the Company for the year ending December 31, 2018. KPMG continued to serve as our independent registered public accounting firm for the year ended December 31, 2017, having served continuously in that role since 2001. KPMG participated in the competitive evaluation process along with several other international public accounting firms.

At the conclusion of this evaluation process and after careful consideration of each firm’s demonstrated qualifications, on October 4, 2017, the Audit Committee approved the decision to select PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

The Company filed a Form 8-K with the SEC disclosing this change in its independent registered public accounting firm on October 10, 2017.

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Stockholder Proposals for 2019 Annual Meeting

Our Bylaws set forth the advance notice requirements that stockholders must follow in order to either make a director nomination or bring any other business at any annual or special meeting of the stockholders, and explicitly provide that the procedure provided in the Bylaws is the exclusive means for a stockholder to make such nominations or proposals (other than proposals submitted for inclusion in the proxy statement governed by Rule 14a-8 of the Exchange Act). The Bylaws provide that to be properly brought before a meeting, a proposal must be brought (i) pursuant to our proxy materials with respect to such meeting, (ii) by or at the direction of the Board of Directors, or (iii) by a stockholder who (A) was a stockholder of record both at the time of giving notice for the meeting and at the time of the meeting and is entitled to vote at the meeting and (B) has timely complied in proper written form with the procedures set forth in the Bylaws. In addition, the Bylaws (A) expand the required disclosure regarding stockholders making proposals or nominations to include, among other things, disclosure of all ownership interests, class and number of shares owned, hedges, derivative and or short positions, hedging or other transactions, profit interests, options, any voting or dividend rights with respect to any shares of securities of the Company, any material interests of the stockholder (and beneficial owner, if any) in the nomination or proposal, and any other information that would be required in a solicitation of proxies for the nomination or proposal, and (B) require a stockholder nominating a person for election as a director to include in the advance notice certain biographical information about each such nominee, a fully completed Director’s Questionnaire on the form supplied by the Company, a written representation of such nominee as to any voting commitments or related transactions, and an agreement by such nominee to comply with the Company’s corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

If a holder of our Common Stock wishes to present a proposal for inclusion in our proxy statement for next year’s annual meeting of stockholders, the proposal must be made in accordance with the applicable laws and rules of the SEC and the interpretations thereof, as well as our Bylaws. Any such proposal should be sent to our Corporate Secretary’s Office, Kansas City Southern, 427 West 12th Street, Kansas City, Missouri 64105 and must be received no later than December 7, 2018.

Director Nominations

Any stockholder who meets the requirements set forth in our Bylaws may submit a director nomination for consideration by the Nominating Committee by complying with the requirements of this section, including: (i) the stockholder must be a record owner both at the time of giving notice for the meeting and at the meeting and entitled to vote at the meeting; (ii) the stockholder must deliver a timely written nomination notice to the office of our Corporate Secretary, providing the information required by this section; and (iii) the nominee must meet the minimum qualifications for directors established by the Board.

With respect to stockholder nominations of candidates for our Board of Directors, our Bylaws provide that not less than 60 days nor more than 90 days prior to the first anniversary date of the preceding year’s annual meeting any stockholder who intends to make a nomination at the current year’s annual meeting shall deliver a notice in writing (the “Stockholder’s Notice”) to our Corporate Secretary setting forth, as to each person whom the stockholder proposes to nominate (i) all information relating to such person required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, pursuant to applicable rules of the SEC or the NYSE; (ii) the nominee’s written consent to be named in the Proxy Statement, to serve as a director and to comply with our rules, guidelines and policies applicable to directors; (iii) the name, age and business and residential address of the nominee; (iv) the principal occupation or employment of the nominee; (v) the class and number of shares of KCS which are owned beneficially and of record by the nominee and stockholder; (vi) description of any hedging or other transaction entered into by the nominee with respect to our securities; (vii) a description of all arrangements between the stockholder and nominee pursuant to which the nominations are to be made by the stockholder; (viii) a fully completed Director’s Questionnaire on the form supplied by us, executed by the nominee; (ix) such other information as required by our Bylaws; and (x) such other information as the

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Nominating Committee reasonably deems relevant, to be provided within such time limits as reasonably imposed by the Nominating Committee or required by applicable law; provided, however, that if an annual meeting is to be held more than 30 days before, or more than 60 days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to the annual meeting and not later than the later of (a) the 60th day prior to such annual meeting or (b) the tenth day following the day on which public announcement of the date of the annual meeting was first made by us. Public announcement is disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document filed by us with the SEC. Proposals to nominate directors to be timely for the 2019 annual meeting must be received at our principal executive offices no earlier than February 16, 2019 and no later than March 18, 2019.

The qualifications for membership on the Board of Directors are described above in the section entitled “Director Qualifications, Qualities and Skills.”

No nominee from a stockholder will be considered who was previously submitted for election to the Board of Directors and who failed to receive at least 25% of the votes cast at such election, until a period of three years has passed from the date of such election.

We recently adopted a proxy access right in our Bylaws to permit a stockholder, or a group of not more than 20 stockholders, owning continuously for at least three years shares representing at least 3% of the aggregate voting power of our Voting Stock to nominate and include in our proxy materials director nominees constituting up to the greater of two members or 20% of our Board, provided the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. If you wish to exercise your proxy access right to nominate a director(s), you must:

•	Notify our Corporate Secretary no earlier than the close of business on November 7, 2018 and no later than the close of business on December 7, 2018.

•	Include in your notice the specific information required by our Bylaws and otherwise comply with our Bylaws and applicable law.

A copy of our Bylaws is available at www.kcsouthern.com or we will send you one without charge upon request.

Matters Other than Director Nominations

In addition to any other applicable requirements, for a proposal other than director nominations (other than a proposal requested to be included in the Proxy Statement, as noted above) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Corporate Secretary. To be timely, such Stockholder’s Notice must be delivered to or mailed and received at our principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that if an annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, to be timely, the Stockholder’s Notice must be so received no earlier than the 90th day prior to such annual meeting and not later than the later of (i) the 60th day prior to such annual meeting or (ii) the tenth day following the day on which a public announcement of the date of the annual meeting was first made. A Stockholder’s Notice to our Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCS which are beneficially owned by the stockholder and the name and address of record under which such stock is held, (iv) description of any hedging or other transactions, proxies or contracts entered into pursuant to which the stockholder has a right to vote any of our securities, rights to dividends, performance-related fees that the stockholder is entitled based on any change in the value of our shares, (v) a statement regarding whether the stockholder will deliver a proxy statement or form of proxy, (vi) any

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material interest of the stockholder in such business, and (vii) such other information as required by our Bylaws. Proposals for matters other than director nominations (other than proposals submitted for inclusion in the proxy statement) to be timely for the 2019 annual meeting must be received at our principal executive offices no earlier than February 16, 2019 and no later than March 18, 2019.

By Order of the Board of Directors,

Adam J. Godderz

Vice President and

Corporate Secretary

Kansas City, Missouri

April 6, 2018

Our Annual Report includes our Annual Report on Form 10-K for the year ended December 31, 2017 (without exhibits) as filed with the SEC. We will furnish without charge upon written request a copy of our Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. We will furnish copies of such exhibits upon written request therefor and payment of our reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Voting Stock entitled to vote at the Annual Meeting. Such written request should be directed to our Corporate Secretary, Kansas City Southern, 427 West 12th Street, Kansas City, Missouri 64105, (888) 800-3690. Our Annual Report on Form 10-K for the year ended December 31, 2017 is also available free of charge on our website at www.kcsouthern.com. Through our website, we make available, free of charge, Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and amendments to those reports, as soon as reasonably practicable after electronic filing or furnishing of these reports with the SEC. The Annual Report on Form 10-K for the year ended December 31, 2017 with exhibits, as well as other filings by us with the SEC, are also available through the SEC’s Internet site at www.sec.gov. In addition, our corporate governance guidelines, ethics and legal compliance policy, and the charters of our Audit Committee, Finance Committee, Nominating Committee and Compensation Committee are available on our website. These guidelines and charters are available in print to any stockholder who requests them. Written requests may be made to our Corporate Secretary, Kansas City Southern, 427 West 12th Street, Kansas City, Missouri 64105.

2018 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT	78

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 17, 2018.
Vote by Internet • Go to www.envisionreports.com/KSU • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Company Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3:

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 – Lydia I. Beebe	☐	☐	☐	02 – Lu M. Cordova	☐	☐	☐	03 – Robert J. Druten	☐	☐	☐
	04 – Terrence P. Dunn	☐	☐	☐	05 – Antonio 0. Garza, Jr.	☐	☐	☐	06 – David Garza-Santos	☐	☐	☐
	07 – Janet H. Kennedy	☐	☐	☐	08 – Mitchell J. Krebs	☐	☐	☐	09 – Henry J. Maier	☐	☐	☐
	10 – Thomas A. McDonnell	☐	☐	☐	11 – Patrick J. Ottensmeyer	☐	☐	☐	12 – Rodney E. Slater	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018.	☐	☐	☐	3.	Advisory (non-binding) vote approving the 2017 compensation of our named executive officers.	☐	☐	☐

B	Stockholder Proposal — The Board of Directors recommends a vote AGAINST Proposal 4:

		For	Against	Abstain
4.	Approval of a stockholder proposal to allow stockholder action by written consent.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2018 Annual Meeting of Stockholders

Thursday, May 17, 2018

3:00 P.M. Central Time

Kansas City Southern

Grand Hall

427 West 12th Street

Kansas City, Missouri

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting:

The Proxy Statement and Annual Report are available at www.envisionreports.com/ksu.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — KANSAS CITY SOUTHERN

ANNUAL MEETING OF STOCKHOLDERS — MAY 17, 2018

This proxy is solicited by the Board of Directors.

Robert J. Druten, Antonio O. Garza, Jr. and Patrick J. Ottensmeyer, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern (“KCS”) entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 17, 2018, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting.

This proxy, when properly executed, will be voted as directed, or if no choice is specified on a returned card, such proxies will vote “For” the nominees named hereon, “For” proposal 2, “For” proposal 3 and “Against” proposal 4.

This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated April 6, 2018, receipt of which is hereby acknowledged.

(Continued on reverse side)

D	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐

∎

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 14, 2018.
Vote by Internet • Go to www.envisionreports.com/KSU • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Company Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3:

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 – Lydia I. Beebe	☐	☐	☐	02 – Lu M. Cordova	☐	☐	☐	03 – Robert J. Druten	☐	☐	☐
	04 – Terrence P. Dunn	☐	☐	☐	05 – Antonio O. Garza, Jr.	☐	☐	☐	06 – David Garza-Santos	☐	☐	☐
	07 – Janet H. Kennedy	☐	☐	☐	08 – Mitchell J. Krebs	☐	☐	☐	09 – Henry J. Maier	☐	☐	☐
	10 – Thomas A. McDonnell	☐	☐	☐	11 – Patrick J. Ottensmeyer	☐	☐	☐	12 – Rodney E. Slater	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018.	☐	☐	☐	3.	Advisory (non-binding) vote approving the 2017 compensation of our named executive officers.	☐	☐	☐

B	Stockholder Proposal — The Board of Directors recommends a vote AGAINST Proposal 4:

		For	Against	Abstain
4.	Approval of a stockholder proposal to allow stockholder action by written consent.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2018 Annual Meeting of Stockholders

Thursday, May 17, 2018

3:00 P.M. Central Time

Kansas City Southern

Grand Hall

427 West 12th Street

Kansas City, Missouri

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting:

The Proxy Statement and Annual Report are available at www.envisionreports.com/ksu.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Voting Instruction Card — KANSAS CITY SOUTHERN

ANNUAL MEETING OF STOCKHOLDERS — MAY 17, 2018

This voting instruction card is solicited by the Trustee.

I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern (“KCS”) held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 17, 2018, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

This voting instruction card, when properly executed, will be voted as directed, or if no choice is specified, such card will be voted “For” the nominees named hereon, “For” proposal 2, “For” proposal 3 and “Against” proposal 4.

If voting instructions are not received by May 14, 2018, the Trustee will vote such shares in the same proportions as the shares for which voting instructions were received from other plan participants.

CONFIDENTIAL VOTING INSTRUCTIONS TO FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE UNDER THE KANSAS CITY SOUTHERN 401(K) AND PROFIT SHARING PLAN.

(Continued on reverse side)

D	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐

∎